UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07687

Nuveen Strategy Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: August 31

Date of reporting period: August 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Asset Allocation Funds

Annual Report August 31, 2015

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class I

Nuveen Strategy Aggressive Growth Allocation Fund	FAAGX	FSACX	FSASX	FSAYX
Nuveen Strategy Balanced Allocation Fund	FSGNX	FSKCX	FSKSX	FSKYX
Nuveen Strategy Conservative Allocation Fund	FSFIX	FSJCX	FSJSX	FSFYX
Nuveen Strategy Growth Allocation Fund	FSNAX	FSNCX	FSNSX	FSGYX

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Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

For better or for worse, the financial markets have spent the past year waiting for the U.S. Federal Reserve (Fed) to end its accommodative monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty has been a considerable source of volatility for stock and bond prices lately, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.

There may be at least one rate hike before the end of 2015. After all, the U.S. has reached “full employment” by the Fed’s standards and growth has resumed – albeit unevenly. But the picture remains somewhat uncertain. Inflation has remained stubbornly low, most recently weighed down by an unexpectedly sharp decline in commodity prices since mid-2014. With the Fed poised to tighten and foreign central banks easing, the U.S. dollar has surged against other currencies, which has weighed on corporate earnings and further contributed to commodity price weakness. U.S. consumers have benefited from an improved labor market and lower prices at the gas pump, but the overall pace of economic expansion has been lackluster.

Nevertheless, the global recovery continues to be led by the United States. Policy makers around the world are deploying their available tools to try to bolster Europe and Japan’s fragile growth, and manage China’s slowdown. Contagion fears ebb and flow with the headlines about Greece and China. Greece reluctantly agreed to a third bailout package from the European Union in July and China’s central bank and government intervened aggressively to try to stem the sell-off in stock prices. But persistent structural problems in these economies will continue to garner market attention.

Wall Street is fond of saying “markets don’t like uncertainty,” and asset prices are likely to continue to churn in the current macro environment. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

October 26, 2015

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Strategy Aggressive Growth Allocation Fund

Nuveen Strategy Balanced Allocation Fund

Nuveen Strategy Conservative Allocation Fund

Nuveen Strategy Growth Allocation Fund

Keith B. Hembre, CFA and Derek B. Bloom, CFA, are the portfolio managers for the four Funds. They assumed portfolio management responsibilities in December 2013.

The portfolio managers make the Funds’ allocation decisions in consultation with the Asset Allocation and Quantitative Investment Team that operates in Nuveen Advisory Solutions, a unit of Nuveen Asset Management, LLC. The team is responsible for managing global multi-asset class strategies using macro, top-down quantitative analysis. Here the portfolio management team discusses economic and market conditions, key investment strategies and the Funds’ performance during the twelve-month reporting period ended August 31, 2015.

What factors affected the U.S. economy and markets during the twelve-month reporting period ended August 31, 2015?

During this reporting period, the U.S. economy continued to expand at a moderate pace. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. At its October 2014 meeting, the Fed announced that it would end its bond-buying stimulus program as of November 1, 2014, after tapering its monthly asset purchases of mortgage-backed and longer-term Treasury securities from the original $85 billion per month to $15 billion per month over the course of seven consecutive meetings (December 2013 through September 2014). In making the announcement, the Fed cited substantial improvement in the labor market as well as sufficient underlying strength in the broader economy to support ongoing progress toward maximum employment in a context of price stability. The Fed also reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions. Additionally, the Fed stated that it would likely maintain the current target range for the fed funds rate for a considerable time, especially if projected inflation continued to run below the Fed’s 2% longer run goal. However, if economic data shows faster progress, the Fed indicated that it could raise the fed funds rate sooner than expected.

The Fed changed its language slightly in December, indicating it would be “patient” in normalizing monetary policy. This shift helped ease investors’ worries that the Fed might raise rates too soon. However, as employment data released early in 2015 continued to look strong, anticipation began building that the Fed could raise its main policy rate as soon as June. As widely expected, after its March meeting, the Fed eliminated “patient” from its statement, but also highlighted the policymakers’ less optimistic view of the economy’s overall health as well as downgraded their inflation projections. The Fed’s April meeting seemed to further signal that a June rate hike was off the table. While the Fed attributed the first quarter’s economic weakness to temporary factors, the meeting minutes from April revealed that many Committee members believed the economic data available in June would be insufficient to meet the Fed’s criteria for initiating a rate increase. The June meeting bore out that presumption and the Fed decided to keep the target rate near zero. But the Committee also continued to telegraph the likelihood of at least one rate increase in 2015, which many analysts forecasted for September. During the September 2015 meeting (subsequent to the close of this reporting period), the Fed decided to keep the federal funds rate near zero despite broad speculation that it would increase rates. The Committee said it will keep the rate near zero until the economy has seen further improvement toward reaching the Fed’s goals of maximum employment and inflation approaching 2%. This assessment will take into account a wide range of information, including

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

measures of labor market conditions, indicators of inflation pressures and inflation expectations, and readings on financial and international developments.

The U.S. economy proved to be fairly resilient compared to other economies around the globe, boosted by an improving job market, declining gas prices and low mortgage rates. According to the government’s revised estimate, the U.S. economy increased at a 3.9% annualized rate in the second quarter of 2015, as measured by GDP, compared with a decrease of 0.6% in the first quarter of 2015 and increases of 5.0% in the third quarter 2014 and 2.2% in the fourth quarter 2014. The increase in real GDP in the second quarter reflected positive contributions from personal consumption expenditures, exports, state and local government spending and residential fixed investment that were partly offset by negative contributions from federal government spending, private inventory investment and nonresidential fixed investment. The Consumer Price Index (CPI) rose 0.2% year-over-year as of August 2015. The core CPI (which excludes food and energy) increased 1.8% during the same period, below the Fed’s unofficial longer term inflation objective of 2.0%. As of August 2015, the U.S. unemployment rate was 5.1%, a figure that is also considered “full employment” by some Fed officials. The housing market continued to post consistent gains as of its most recent reading for July 2015. The average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 5.0% for the twelve months ended July 2015 (most recent data available at the time this report was prepared).

Meanwhile, a number of issues weighed on economies across the globe including geopolitical turmoil, weak growth overseas and sharply falling oil prices, which were caused by the faltering global economy and the Organization of the Petroleum Exporting Countries (OPEC’s) refusal to cede market share. Falling oil prices propelled significant appreciation in the U.S. dollar, which hit a multi-year high versus a basket of other major currencies, supported by the confident Fed and weaker data coming out of Europe, Japan and China. In an effort to improve their economic growth, countries across the globe maintained extraordinarily accommodative monetary policies. The European Central Bank (ECB) launched a massive quantitative easing program via a government bond-buying program that pumped more than 1 trillion euros into the weak eurozone economy, while other central banks around the world enacted more than 30 policy easing actions during the first few months of 2015.

Later in the reporting period, political drama dominated the news including the escalating tensions over Greece’s debt issues and aggressive policy intervention by the Chinese government to deflate the country’s stock market bubble. Greece took front and center in world market headlines with defaults on its payments to the International Monetary Fund and threats of a potential exit from the European Monetary Union (EMU). By mid-July, Greece had agreed to austerity measures in return for more bailout funds. Meanwhile, after skyrocketing for nearly a year, China’s stock market suddenly shifted gears in June and embarked on a massive sell-off that quickly spilled over to the rest of the world. Investors pulled money out of Chinese stocks despite efforts by the country’s central bank to prop up the market by cutting interest rates to a record low. A number of factors helped fuel the sell-off, including weak Chinese economic data and falling commodity prices. By August 2015, oil prices had fallen to their lowest levels of the reporting period with prices for West Texas Intermediate (WTI) crude dipping below the $40/barrel level for a short time.

With this backdrop, global volatility spiked across all asset classes during the reporting period. Oil and gas shares, other energy-related stocks and petrocurrencies were hit hard around the world due to dramatically falling commodity prices. The U.S. stock market sold off in October 2014, then surged back before experiencing a 10% correction in August 2015, its first in four years. Earlier in the period, news of the widespread monetary policy moves at the beginning of 2015 were well received; however, toward the end of the reporting period, renewed fears over China and uncertainty about the Fed’s next move hit global markets, spurring the massive global sell-off. In the end, the S&P 500® Index barely posted a positive return, ending the twelve-month reporting period up a meager 0.48%. International markets were much weaker and ended the reporting period with returns significantly in the red. The MSCI EAFE Index experienced a steep decline in August 2015 and ended with a -7.08% return for the twelve-month reporting period. Emerging market stocks experienced even greater headwinds from the strong U.S. dollar, weak Chinese data and Fed uncertainty, significantly underperforming developed market peers. As measured by the MSCI Emerging Markets Index, this segment ended the reporting period with a -22.67% return.

Likewise, U.S. interest rates were volatile in response to changes in monetary policy and global capital flows, with yields on the benchmark 10-year Treasury fluctuating in a broad range during the reporting period with no sustained trend. Yields moved higher in mid-2014, then declined significantly as concerns about global economic weakness captured the spotlight. Yields hit a low point by early February before rising again into early July, then falling once again through the end of the reporting period. Overall for the reporting period, yields on Treasuries with maturities of five years and longer were down slightly, while shorter term yields were modestly higher.

6	Nuveen Investments

The environment during the reporting period proved to be challenging for the riskier areas of the bond market with corporate bonds, particularly in the high yield area, falling short of Treasuries and the broader bond market. The high yield segment was down nearly 3% as bonds from energy and commodity-related issuers exhibited significant volatility due to the sharp drop in oil prices and uncertainty about base commodity prices. The broader bond market, as measured by the Barclays Aggregate Bond Index, posted a return of 1.56% for the reporting period.

How did the Funds perform during the twelve-month reporting period ended August 31, 2015?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the Funds for the one-year, five-year and ten-year periods ending August 31, 2015. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of the appropriate Morningstar Index and Lipper classification average.

Nuveen Strategy Aggressive Growth Allocation Fund

What was the Fund’s investment strategy and how did the Fund perform during the twelve-month reporting period ended August 31, 2015?

The Fund’s Class A Shares at NAV outperformed both the Morningstar Index and the Lipper classification average for the twelve-month reporting period ended August 31, 2015.

This Fund is a “fund of funds,” which means it invests primarily in a variety of other Nuveen managed funds as it seeks to achieve its investment objective of a high level of capital growth. Over time, the Fund pursues this objective by targeting an overall portfolio exposure of approximately 90% stock funds with the remaining 10% allocated to fixed income, commodities, absolute return funds and other securities including exchange-traded funds, closed-end investment companies and other non-money market investment companies not affiliated with the Fund. The Fund has the ability to invest in options, futures contracts and other derivatives to help manage risk or take advantage of potential market opportunities.

Performance was relatively strong for the Fund during the reporting period. Tactical allocation was a strong driver of peer group outperformance during this reporting period. Specifically, the primary drivers of outperformance included an underweight to emerging market stocks relative to non-U.S. developed stocks, an overweight to real estate and an overweight to alternative fixed income relative to core fixed income.

In the equity markets, emerging market stocks continued to underperform relative to non-U.S. developed market stocks during the reporting period. Potential changes to the Fed’s policy along with volatile markets in China provided a significant headwind for emerging market stocks in general. We tactically increased the Fund’s emerging market underweight in response to the extreme market movements out of China and continued to hold this position through the end of the reporting period.

After a brief setback in September 2014, real estate continued its strong performance through the end of January 2015. This strength was primarily driven by the low interest rate environment and the segment’s attractive yields relative to other asset classes. However, real estate started to weaken in February as markets began to contemplate rate hikes from the Fed. Fortunately, we reduced the Fund’s exposure to real estate near the peak in January based on the strong performance up to that point. We continued to monitor real estate and will look to add exposure back if the market weakens further.

The outperformance from alternative fixed income was driven mostly by an allocation to high yield municipal bonds as well as an underweight to emerging market bonds. Despite ongoing volatility revolving around Puerto Rico, high yield municipals generated strong returns during the reporting period and continued to offer attractive yields.

Throughout the reporting period, we also tactically used equity and fixed income futures to adjust the Fund’s mix. Due to lower equity prices and fluctuating interest rates, the futures contracts had a negative impact on performance.

What were the Fund’s portfolio allocations over the twelve-month reporting period ended August 31, 2015?

In an effort to achieve its objective of providing a high level of capital growth, the majority of the Nuveen Strategy Aggressive Growth Allocation Fund continued to be positioned in equities. However, as we strive to provide superior risk-adjusted performance

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

relative to the benchmarks and objective, we continued to implement an active tactical asset allocation strategy in managing the Fund. We actively positioned the Fund with moderately sized differences in asset allocation relative to its benchmarks based on the expected return differentials of the various asset classes over shorter (six to twelve month) time frames.

At the end of the reporting period, the Nuveen Strategy Aggressive Growth Allocation Fund’s top five holdings were:

Holding	Weighting
Nuveen Dividend Value Fund	10.2%
Nuveen Tradewinds International Value Fund	8.4%
Nuveen International Growth Fund	8.4%
Nuveen Tactical Market Opportunities Fund	7.8%
Nuveen High Yield Municipal Bond Fund	5.1%

In May, we made a tactical shift in the Fund’s overall equity allocation to a more defensive positioning. With U.S. equities at all-time highs and extreme upward movements in areas such as China, we took gains on the underlying positions and subsequently reduced the Fund’s equity exposure. The strategy continued to have an underweight position in small-cap domestic stocks balanced by an overweight to large-cap domestic stocks and foreign developed market stocks. Domestic equities continued to represent the largest weight in the Fund’s portfolio with the majority of the exposure coming from large-cap stock funds. We also continued to make tactical adjustments to the Fund’s strategy where possible using futures contracts. For example, we continued to hold S&P 500® Index futures during the reporting period as an overlay strategy to increase the Fund’s exposure to large-cap stocks, matched with short Russell 2000® E-Mini futures to reduce its allocation to small-cap stocks. We also held S&P MidCap 400® E-Mini futures in order to provide further diversification for the Fund.

Within the Fund’s international equity allocation, we continued to emphasize significant diversification, while also utilizing futures contracts for tactical adjustments. Tactically, we remained overweight non-U.S. developed markets relative to emerging markets and made changes to increase this positioning earlier in 2015. The combination of extreme upward movement in Chinese equities along with the prospect of potential Fed tightening was the reasoning behind this change. We continued to use MSCI EAFE Mini Index and MSCI Emerging Markets Index futures in conjunction with the underlying developed and emerging market funds to maintain broader diversification in the Fund’s portfolio.

Within the Fund’s fixed income portfolio, we continued to carry a tactical overweight to non-core fixed income, while maintaining a significant underweight position in core fixed income. Tactically, we gradually decreased credit exposure throughout the reporting period in order to better align with the benchmark as well as become more defensively positioned. The Fund’s alternative fixed income exposure was broadly diversified among a number of positions, but most notably featured a significant overweight to the Nuveen High Yield Municipal Bond Fund. High yield municipal bonds looked compelling to us based on their attractive absolute and tax equivalent yields relative to core bonds. We continued to make use of interest rate futures as an overlay strategy as necessary based on the exposure levels to the underlying funds. After rates sold off in May and June, we took advantage of the selloff by tactically adding U.S. Treasury Ultra Bond futures and subsequently selling these positions after rates rallied in August.

To offset part of the Fund’s tactical underweight to core fixed income, we continued to favor a tactical overweight to the absolute return asset class during the reporting period. This asset class serves as an alternative to traditional investment strategies by providing performance that is not heavily correlated with the direction of major markets. To achieve the Fund’s allocation to the absolute return asset class, we maintained a position in the Nuveen Tactical Market Opportunities Fund. This conservatively managed Fund seeks to generate positive returns from asset allocation decisions, not individual security selection, using a combination of long and short positions in a broad array of investment vehicles covering markets around the world.

Commodities experienced significant underperformance early in the reporting period. Therefore, we transitioned the Fund from an underweight in commodities to a neutral position by increasing its exposure to the Nuveen Gresham Diversified Commodity Strategy Fund. This change, which occurred in October 2014, proved to be too early as commodities continued to underperform. However, we continued to monitor the commodities market for changes in fundamentals and look to add to exposure in the future. During the reporting period, we also implemented a small option overwrite strategy utilizing commodity ETFs such as United States Natural Gas

8	Nuveen Investments

Fund and United States Oil. Although the overall exposures from these positions were minimal, the volatility premiums harvested from writing call options did provide positive contributions to performance.

As mentioned above, the Fund benefited from an overweight position in real estate for the first few months of the reporting period, which we reduced in January. The Fund’s real estate exposure was primarily achieved through a position in the Nuveen Real Estate Securities Fund. We made no other tactical shifts to the Fund’s real assets exposure.

We made several small shifts to the Fund’s cash levels throughout the reporting period as we tactically moved in and out of asset classes to take advantage of changing market conditions. However, as of the end of the reporting period, the Fund’s cash level was negligible with enough to accommodate requirements for daily cash flows and futures collateral.

Nuveen Strategy Balanced Allocation Fund

What was the Fund’s investment strategy and how did the Fund perform during the twelve-month reporting period ended August 31, 2015?

The Fund’s Class A Shares at NAV outperformed both the Morningstar Index and the Lipper classification average for the twelve-month reporting period ended August 31, 2015.

This Fund is a “fund of funds,” which means it invests primarily in a variety of other Nuveen managed funds as it seeks to achieve its investment objective of capital growth and current income. Over time, the Fund pursues this objective by targeting an overall portfolio exposure of approximately 60% stock funds with the remaining 40% allocated to fixed income, commodities, absolute return funds and other securities including exchange-traded funds, closed-end investment companies and other non-money market investment companies not affiliated with the Fund. The Fund has the ability to invest in options, futures contracts and other derivatives to help manage risk or take advantage of potential market opportunities.

Performance was relatively strong for the Fund during the reporting period. Tactical allocation was a strong driver of outperformance during this reporting period. Specifically, the primary drivers of outperformance included an underweight to emerging market stocks relative to non-U.S. developed stocks, an overweight to real estate and an overweight to alternative fixed income relative to core fixed income.

In the equity markets, emerging market stocks continued to underperform relative to non-U.S. developed market stocks during the reporting period. Potential changes to the Fed’s policy along with volatile markets in China provided a significant headwind for emerging market stocks in general. We tactically increased the Fund’s emerging market underweight in response to the extreme market movements out of China and continued to hold this position through the end of the reporting period.

After a brief setback in September 2014, real estate continued its strong performance through the end of January 2015. This strength was primarily driven by the low interest rate environment and the segment’s attractive yields relative to other asset classes. However, real estate started to weaken in February as markets began to contemplate rate hikes from the Fed. Fortunately, we reduced the Fund’s exposure to real estate near the peak in January based on the strong performance up to that point. We continued to monitor real estate and will look to add exposure back if the market weakens further.

The outperformance from alternative fixed income was driven mostly by an allocation to high yield municipal bonds as well as an underweight to emerging market bonds. Despite ongoing volatility revolving around Puerto Rico, high yield municipals generated strong returns during the reporting period and continued to offer attractive yields.

In the first half of the reporting period, the Fund’s results did not keep pace with the Lipper classification average. The shortfall was primarily the result of greater exposure to domestic assets for the funds in the Lipper category, and therefore lower foreign exposure. This positioning generally proved beneficial for the Fund’s Lipper peers given the significant performance advantage of U.S. markets in 2014. However, during the U.S. market volatility later in the reporting period, the Fund showed improvement outperforming the Lipper category.

Throughout the reporting period, we also tactically used equity and fixed income futures to adjust the Fund’s mix. Due to lower equity prices and fluctuating interest rates, the futures contracts had a negative impact on performance.

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

What were the Fund’s portfolio allocations over the twelve-month reporting period ended August 31, 2015?

In an effort to achieve its objective of providing both capital growth and current income, the majority of the Nuveen Strategy Balanced Allocation Fund continued to be positioned in equities. However, as we strive to provide superior risk-adjusted performance relative to the benchmarks and objective, we continued to implement an active tactical asset allocation strategy in managing the Fund. We actively positioned the Fund with moderately sized differences in asset allocation relative to its benchmarks based on the expected return differentials of the various asset classes over shorter (six to twelve month) time frames.

At the end of the reporting period, the Nuveen Strategy Balanced Allocation Fund’s top five holdings were:

Holding	Weighting
Nuveen Core Bond Fund	11.0%
Nuveen Tactical Market Opportunities Fund	9.7%
Nuveen Short Term Bond Fund	6.7%
Nuveen High Yield Municipal Bond Fund	6.5%
Nuveen Dividend Value Fund	5.4%

In May, we made a tactical shift in the Fund’s overall equity allocation to a more defensive positioning. With U.S. equities at all-time highs and extreme upward movements in areas such as China, we took gains on the underlying positions and subsequently reduced the Fund’s equity exposure. The strategy continued to have an underweight position in small-cap domestic stocks balanced by an overweight to large-cap domestic stocks and foreign developed market stocks. Domestic equities continued to represent the largest weight in the Fund’s portfolio with the majority of the exposure coming from large-cap stock funds. We also continued to make tactical adjustments to the Fund’s strategy where possible using futures contracts. For example, we continued to hold S&P 500® Index futures during the reporting period as an overlay strategy to increase the Fund’s exposure to large-cap stocks, matched with short Russell 2000® E-Mini futures to reduce its allocation to small-cap stocks. We also held S&P MidCap 400® E-Mini futures in order to provide further diversification for the Fund.

Within the Fund’s international equity allocation, we continued to emphasize significant diversification, while also utilizing futures contracts for tactical adjustments. Tactically, we remained overweight non-U.S. developed markets relative to emerging markets, and made changes to increase this positioning earlier in 2015. The combination of extreme upward movement in Chinese equities along with the prospect of potential Fed tightening was the reasoning behind this change. We continued to use MSCI EAFE Mini Index and MSCI Emerging Markets Index futures in conjunction with the underlying developed and emerging market funds to maintain broader diversification in the Fund’s portfolio.

Within the Fund’s fixed income portfolio, we continued to carry a tactical overweight to non-core fixed income, while maintaining a significant underweight position in core fixed income. Tactically, we gradually decreased credit exposure throughout the reporting period in order to better align with the benchmark as well as become more defensively positioned. The Fund’s alternative fixed income exposure was broadly diversified among a number of positions, but most notably featured a significant overweight to the Nuveen High Yield Municipal Bond Fund. High yield municipal bonds looked compelling to us based on their attractive absolute and tax equivalent yields relative to core bonds. We continued to make use of interest rate futures as an overlay strategy as necessary based on the exposure levels to the underlying funds. After rates sold off in May and June, we took advantage of the selloff by tactically adding U.S. Treasury Ultra Bond futures and subsequently selling these positions after rates rallied in August.

To offset part of the Fund’s tactical underweight to core fixed income, we continued to favor a tactical overweight to the absolute return asset class during the reporting period. This asset class serves as an alternative to traditional investment strategies by providing performance that is not heavily correlated with the direction of major markets. To achieve the Fund’s allocation to the absolute return asset class, we maintained a position in the Nuveen Tactical Market Opportunities Fund. This conservatively managed Fund seeks to generate positive returns from asset allocation decisions, not individual security selection, using a combination of long and short positions in a broad array of investment vehicles covering markets around the world.

As mentioned above, the Fund benefited from an overweight position in real estate for the first few months of the reporting period, which we reduced in January. The Fund’s real estate exposure was primarily achieved through a position in the Nuveen Real Estate Securities Fund. We made no other tactical shifts to the Fund’s real assets exposure.

10	Nuveen Investments

Commodities experienced significant underperformance early in the reporting period. Therefore, we transitioned the Fund from an underweight in commodities to a neutral position by increasing its exposure to the Nuveen Gresham Diversified Commodity Strategy Fund. This change, which occurred in October 2014, proved to be too early as commodities continued to underperform. However, we continued to monitor the commodities market for changes in fundamentals and look to add to exposure in the future. During the reporting period, we also implemented a small option overwrite strategy utilizing commodity ETFs such as United States Natural Gas Fund and United States Oil. Although the overall exposures from these positions were minimal, the volatility premiums harvested from writing call options did provide positive contributions to performance.

We made several small shifts to the Fund’s cash levels throughout the reporting period as we tactically moved in and out of asset classes to take advantage of changing market conditions. However, as of the end of the reporting period, the Fund’s cash level was enough to accommodate requirements for daily cash flows and futures collateral.

Nuveen Strategy Conservative Allocation Fund

What was the Fund’s investment strategy and how did the Fund perform during the twelve-month reporting period ended August 31, 2015?

The Fund’s Class A Shares at NAV performed in line with both the Morningstar Index and the Lipper classification average for the twelve-month reporting period ended August 31, 2015.

This Fund is a “fund of funds,” which means it invests primarily in a variety of other Nuveen managed funds as it seeks to achieve its investment objective of a high level of current income consistent with limited risk to capital. Over time, the Fund pursues this objective by targeting an overall portfolio exposure of approximately 60% allocated to fixed income and commodities, 30% equity funds and 10% absolute return funds and other securities including exchange-traded funds, closed-end investment companies and other non-money market investment companies not affiliated with the Fund. The Fund has the ability to invest in options, futures contracts and other derivatives to help manage risk or take advantage of potential market opportunities.

The Fund’s performance benefited from an overweight to alternative fixed income relative to core fixed income and an underweight to emerging market stocks relative to non-U.S. developed market stocks during the reporting period. An overweight in real estate also proved beneficial in the early months of the reporting period.

In the fixed income portion of the Fund, an allocation to high yield municipal bonds was particularly beneficial, as well as an underweight to emerging market bonds. Despite ongoing volatility revolving around Puerto Rico, high yield municipals generated strong returns during the reporting period and continued to offer attractive yields.

In the equity markets, emerging market stocks continued to underperform relative to non-U.S. developed market stocks during the reporting period. Potential changes to the Fed’s policy along with volatile markets in China provided a significant headwind for emerging market stocks in general. We tactically increased the Fund’s emerging market underweight in response to the extreme market movements out of China and continued to hold this position through the end of the reporting period.

After a brief setback in September 2014, real estate continued its strong performance through the end of January 2015. This strength was primarily driven by the low interest rate environment and the segment’s attractive yields relative to other asset classes. However, real estate started to weaken in February as markets began to contemplate rate hikes from the Fed. Fortunately, we reduced the Fund’s exposure to real estate near the peak in January based on the strong performance up to that point. We continued to monitor real estate and will look to add exposure back if the market weakens further.

At the same time, the Fund’s results did not keep pace with the Lipper classification average in the first half of the reporting period. The shortfall was primarily the result of greater exposure to domestic assets for the funds in the Lipper category, and therefore lower foreign exposure. This positioning generally proved beneficial for the Fund’s Lipper peers given the significant performance advantage of U.S. markets in 2014. However, during the U.S. market volatility later in the reporting period, the Fund was able to close the performance gap and end the reporting period in line with its Lipper peers.

Nuveen Investments	11

Portfolio Managers’ Comments (continued)

Throughout the reporting period, we also tactically used equity and fixed income futures to adjust the Fund’s mix. Due to lower equity prices and fluctuating interest rates, the futures contracts had a negative impact on performance.

What were the Fund’s portfolio allocations over the twelve-month reporting period ended August 31, 2015?

In an effort to achieve its objective of providing a high level of current income with limited risk to capital, the majority of the Nuveen Strategy Conservative Allocation Fund continued to be positioned in fixed income securities. However, as we strive to provide superior risk-adjusted performance relative to the benchmarks and objective, we continued to implement an active tactical asset allocation strategy in managing the Fund. We actively positioned the Fund with moderately sized differences in asset allocation relative to its benchmarks based on the expected return differentials of the various asset classes over shorter (six to twelve month) time frames.

At the end of the reporting period, the Nuveen Strategy Conservative Allocation Fund’s top five holdings were:

Holding	Weighting
Nuveen Core Bond Fund	19.3%
Nuveen Tactical Market Opportunities Fund	10.2%
Nuveen Short Term Bond Fund	9.9%
Nuveen Core Plus Bond Fund	9.4%
Nuveen Strategic Income Fund	6.6%

Within the Fund’s fixed income portfolio, we continued to carry a tactical overweight to non-core fixed income, while maintaining a significant underweight position in core fixed income. Tactically, we gradually decreased credit exposure throughout the reporting period in order to better align with the benchmark as well as become more defensively positioned. The Fund’s alternative fixed income exposure was broadly diversified among a number of positions, but most notably featured a significant overweight to the Nuveen High Yield Municipal Bond Fund. High yield municipal bonds looked compelling to us based on their attractive absolute and tax equivalent yields relative to core bonds. We continued to make use of interest rate futures as an overlay strategy as necessary based on the exposure levels to the underlying funds. After rates sold off in May and June, we took advantage of the selloff by tactically adding U.S. Treasury Ultra Bond futures and subsequently selling these positions after rates rallied in August.

In May, we made a tactical shift in the Fund’s overall equity allocation to a more defensive positioning. With U.S. equities at all-time highs and extreme upward movements in areas such as China, we took gains on the underlying positions and subsequently reduced the Fund’s equity exposure. The strategy continued to have an underweight position in small-cap domestic stocks balanced by an overweight to large-cap domestic stocks and foreign developed market stocks. We also continued to make tactical adjustments to the Fund’s strategy where possible using futures contracts. For example, we continued to hold S&P 500® Index futures during the reporting period as an overlay strategy to increase the Fund’s exposure to large-cap stocks, matched with short Russell 2000® E-Mini futures to reduce its allocation to small-cap stocks. We also held S&P MidCap 400® E-Mini futures in order to provide further diversification for the Fund.

Within the Fund’s international equity allocation, we continued to emphasize significant diversification, while also utilizing futures contracts for tactical adjustments. Tactically, we remained overweight non-U.S. developed markets relative to emerging markets, and made changes to increase this positioning earlier in 2015. The combination of extreme upward movement in Chinese equities along with the prospect of potential Fed tightening was the reasoning behind this change. We continued to use MSCI EAFE Mini Index and MSCI Emerging Markets Index futures in conjunction with the underlying developed and emerging market funds to maintain broader diversification in the Fund’s portfolio.

To offset part of the Fund’s tactical underweight to core fixed income, we continued to favor a tactical overweight to the absolute return asset class during the reporting period. This asset class serves as an alternative to traditional investment strategies by providing performance that is not heavily correlated with the direction of major markets. To achieve the Fund’s allocation to the absolute return asset class, we maintained a position in the Nuveen Tactical Market Opportunities Fund. This conservatively managed Fund seeks to generate positive returns from asset allocation decisions, not individual security selection, using a combination of long and short positions in a broad array of investment vehicles covering markets around the world.

12	Nuveen Investments

As mentioned above, the Fund benefited from an overweight position in real estate for the first few months of the reporting period, which we reduced in January. We made no other tactical shifts to the Fund’s real assets exposure.

Commodities experienced significant underperformance early in the reporting period. Therefore, we transitioned the Fund from an underweight in commodities to a neutral position by increasing its exposure to the Nuveen Gresham Diversified Commodity Strategy Fund. This change, which occurred in October 2014, proved to be too early as commodities continued to underperform. However, we continued to monitor the commodities market for changes in fundamentals and look to add to exposure in the future. During the reporting period, we also implemented a small option overwrite strategy utilizing commodity ETFs such as United States Natural Gas Fund and United States Oil. Although the overall exposures from these positions were minimal, the volatility premiums harvested from writing call options did provide positive contributions to performance.

We made several small shifts to the Fund’s cash levels throughout the reporting period as we tactically moved in and out of asset classes to take advantage of changing market conditions. However, as of the end of the reporting period, the Fund’s cash level was negligible with enough to accommodate requirements for daily cash flows and futures collateral.

Nuveen Strategy Growth Allocation Fund

What was the Fund’s investment strategy and how did the Fund perform during the twelve-month reporting period ended August 31, 2015?

The Fund’s Class A Shares at NAV outperformed the Morningstar Index and underperformed the Lipper classification average for the twelve-month reporting period ended August 31, 2015.

This Fund is a “fund of funds,” which means it invests primarily in a variety of other Nuveen managed funds as it seeks to achieve its investment objective of capital growth with a moderate level of current income. Over time, the Fund pursues this objective by targeting an overall portfolio exposure of approximately 75% stock funds with the remaining 25% allocated to fixed income, commodities, absolute return funds and other securities including exchange-traded funds, closed-end investment companies and other non-money market investment companies not affiliated with the Fund. The Fund has the ability to invest in options, futures contracts and other derivatives to help manage risk or take advantage of potential market opportunities.

Performance was relatively strong for the Fund versus its Morningstar benchmark during the reporting period, mainly due to our tactical allocation. Specifically, the primary drivers of outperformance included an underweight to emerging market stocks relative to non-U.S. developed stocks, an overweight to real estate and an overweight to alternative fixed income relative to core fixed income.

In the equity markets, emerging market stocks continued to underperform relative to non-U.S. developed market stocks during the reporting period. Potential changes to the Fed’s policy along with volatile markets in China provided a significant headwind for emerging market stocks in general. We tactically increased the Fund’s emerging market underweight in response to the extreme market movements out of China and continued to hold this position through the end of the reporting period.

After a brief setback in September 2014, real estate continued its strong performance through the end of January 2015. This strength was primarily driven by the low interest rate environment and the segment’s attractive yields relative to other asset classes. However, real estate started to weaken in February as markets began to contemplate rate hikes from the Fed. Fortunately, we reduced the Fund’s exposure to real estate near the peak in January based on the strong performance up to that point. We continued to monitor real estate and will look to add exposure back if the market weakens further.

The outperformance from alternative fixed income was driven mostly by an allocation to high yield municipal bonds as well as an underweight to emerging market bonds. Despite ongoing volatility revolving around Puerto Rico, high yield municipals generated strong returns during the reporting period and continued to offer attractive yields.

At the same time, the Fund’s results did not keep pace with the Lipper classification average, particularly in the first half of the reporting period. The shortfall was primarily the result of greater exposure to domestic assets for the funds in the Lipper category, and therefore lower foreign exposure. This positioning generally proved beneficial for the Fund’s Lipper peers given the significant performance advantage of U.S. markets in 2014. However, during the U.S. market volatility later in the reporting period, the Fund was able to narrow the performance gap versus its Lipper peers modestly.

Nuveen Investments	13

Portfolio Managers’ Comments (continued)

Throughout the reporting period, we also tactically used equity and fixed income futures to adjust the Fund’s mix. Due to lower equity prices and fluctuating interest rates, the futures contracts had a negative impact on performance.

What were the Fund’s portfolio allocations over the twelve-month reporting period ended August 31, 2015?

In an effort to achieve its objective of providing capital growth with a moderate level of current income, the majority of the Nuveen Strategy Growth Allocation Fund continued to be positioned in equities. However, as we strive to provide superior risk-adjusted performance relative to the benchmarks and objective, we continued to implement an active tactical asset allocation strategy in managing the Fund. We actively positioned the Fund with moderately sized differences in asset allocation relative to its benchmarks based on the expected return differentials of the various asset classes over shorter (six to twelve month) time frames.

At the end of the reporting period, the Nuveen Strategy Growth Allocation Fund’s top five holdings were:

Holding	Weighting
Nuveen Tactical Market Opportunities Fund	8.6%
Nuveen Dividend Value Fund	8.0%
Nuveen High Yield Municipal Bond Fund	6.0%
Nuveen Tradewinds International Value Fund	5.6%
Nuveen International Growth Fund	5.6%

In May, we made a tactical shift in the Fund’s overall equity allocation to a more defensive positioning. With U.S. equities at all-time highs and extreme upward movements in areas such as China, we took gains on the underlying positions and subsequently reduced the Fund’s equity exposure. The strategy continued to have an underweight position in small-cap domestic stocks balanced by an overweight to large-cap domestic stocks and foreign developed market stocks. Domestic equities continued to represent the largest weight in the Fund’s portfolio with the majority of the exposure coming from large-cap stock funds. We also continued to make tactical adjustments to the Fund’s strategy where possible using futures contracts. For example, we held S&P MidCap 400® E-Mini futures in order to provide further diversification for the Fund as well as short Russell 2000® E-Mini futures to reduce its allocation to small-cap stocks.

Within the Fund’s international equity allocation, we continued to emphasize significant diversification, while also utilizing futures contracts for tactical adjustments. Tactically, we remained overweight non-U.S. developed markets relative to emerging markets, and made changes to increase this positioning earlier in 2015. The combination of extreme upward movement in Chinese equities along with the prospect of potential Fed tightening was the reasoning behind this change. We continued to use MSCI EAFE Mini Index and MSCI Emerging Markets Index futures in conjunction with the underlying developed and emerging market funds to maintain broader diversification in the Fund’s portfolio.

Within the Fund’s fixed income portfolio, we continued to carry a tactical overweight to non-core fixed income, while maintaining a significant underweight position in core fixed income. Tactically, we gradually decreased credit exposure throughout the reporting period in order to better align with the benchmark as well as become more defensively positioned. The Fund’s alternative fixed income exposure was broadly diversified among a number of positions, but most notably featured a significant overweight to the Nuveen High Yield Municipal Bond Fund. High yield municipal bonds looked compelling to us based on their attractive absolute and tax equivalent yields relative to core bonds. We continued to make use of interest rate futures as an overlay strategy as necessary based on the exposure levels to the underlying funds. After rates sold off in May and June, we took advantage of the selloff by tactically adding U.S. Treasury Ultra Bond futures and subsequently selling these positions after rates rallied in August.

To offset part of the Fund’s tactical underweight to core fixed income, we continued to favor a tactical overweight to the absolute return asset class during the reporting period. This asset class serves as an alternative to traditional investment strategies by providing performance that is not heavily correlated with the direction of major markets. To achieve the Fund’s allocation to the absolute return asset class, we maintained a position in the Nuveen Tactical Market Opportunities Fund. This conservatively managed Fund seeks to generate positive returns from asset allocation decisions, not individual security selection, using a combination of long and short positions in a broad array of investment vehicles covering markets around the world.

14	Nuveen Investments

As mentioned above, the Fund benefited from an overweight position in real estate for the first few months of the reporting period, which we reduced in January. The Fund’s real estate exposure was primarily achieved through a position in the Nuveen Real Estate Securities Fund. We made no other tactical shifts to the Fund’s real assets exposure.

Commodities experienced significant underperformance early in the reporting period. Therefore, we transitioned the Fund from an underweight in commodities to a neutral position by increasing its exposure to the Nuveen Gresham Diversified Commodity Strategy Fund. This change, which occurred in October 2014, proved to be too early as commodities continued to underperform. However, we continued to monitor the commodities market for changes in fundamentals and look to add to exposure in the future. During the reporting period, we also implemented a small option overwrite strategy utilizing commodity ETFs such as United States Natural Gas Fund and United States Oil. Although the overall exposures from these positions were minimal, the volatility premiums harvested from writing call options did provide positive contributions to performance.

We made several small shifts to the Fund’s cash levels throughout the reporting period as we tactically moved in and out of asset classes to take advantage of changing market conditions. However, as of the end of the reporting period, the Fund’s cash level was enough to accommodate requirements for daily cash flows and futures collateral.

Nuveen Investments	15

Risk Considerations

and Dividend Information

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Asset allocation funds invest in various underlying funds (primarily Nuveen funds). Generally, your cost to invest in asset allocation funds will be greater than the cost to invest in shares of the underlying funds. Asset allocation funds are exposed to the risks of the underlying funds in proportion to each fund’s allocation. These risks include, but are not limited to, volatility related to small- and mid-cap stocks, the potential high volatility of commodities, foreign securities risk, and credit and interest-rate risk related to debt securities. The Funds’ potential use of derivative instruments involves a high degree of financial risk, including the risk that the loss on a derivative may be greater than the principal amount invested.

Dividend Information

Nuveen Strategy Conservative Allocation Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects the Fund’s past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, it may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders.

As of August 31, 2015, Nuveen Strategy Conservative Allocation Fund had a positive UNII balance for tax purposes and a positive UNII balance for financial reporting purposes.

All monthly dividends paid by the Nuveen Strategy Conservative Allocation Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of the Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

16	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect an agreement by the investment adviser to waive certain fees and/or reimburse expenses during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	17

Fund Performance and Expense Ratios (continued)

Nuveen Strategy Aggressive Growth Allocation Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(4.20)%	10.49%	5.62%
Class A Shares at maximum Offering Price	(9.72)%	9.20%	4.99%
Morningstar Aggressive Target Risk Index	(5.52)%	11.38%	6.38%
Lipper Flexible Portfolio Funds Classification Average	(5.93)%	7.14%	4.94%

Class C Shares	(4.98)%	9.66%	4.83%
Class R3 Shares	(4.47)%	10.23%	5.36%
Class I Shares	(3.98)%	10.77%	5.87%

Average Annual Total Returns as of September 30, 2015 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(4.25)%	7.96%	5.13%
Class A Shares at maximum Offering Price	(9.78)%	6.69%	4.50%
Class C Shares	(4.90)%	7.15%	4.35%
Class R3 Shares	(4.46)%	7.69%	4.87%
Class I Shares	(3.96)%	8.22%	5.39%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios*	1.59%	2.34%	1.84%	1.34%
Net Expense Ratios*	1.44%	2.19%	1.69%	1.19%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through December 31, 2016, so that total annual Fund operating expenses, after fee waivers and/or expenses reimbursements and excluding acquired fund fees and expenses, do not exceed 0.50%, 1.25%, 0.75%, and 0.25% for Class A, Class C, Class R3, and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	The expense ratios include acquired fund fees and expenses of 0.94%, which reflect the fees and expenses of the underlying funds in which the Fund invests.

18	Nuveen Investments

Growth of an Assumed $10,000 Investment as of August 31, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	19

Fund Performance and Expense Ratios (continued)

Nuveen Strategy Balanced Allocation Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(2.54)%	8.44%	5.42%
Class A Shares at maximum Offering Price	(8.17)%	7.17%	4.80%
Morningstar Moderate Target Risk Index	(3.66)%	8.23%	5.89%
Lipper Mixed-Asset Target Allocation Moderate Funds Classification Average	(3.25)%	7.72%	4.80%

Class C Shares	(3.20)%	7.66%	4.64%
Class R3 Shares	(2.77)%	8.17%	5.17%
Class I Shares	(2.22)%	8.73%	5.67%

Average Annual Total Returns as of September 30, 2015 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(2.01)%	6.77%	5.12%
Class A Shares at maximum Offering Price	(7.68)%	5.52%	4.50%
Class C Shares	(2.74)%	5.97%	4.34%
Class R3 Shares	(2.32)%	6.49%	4.85%
Class I Shares	(1.69)%	7.05%	5.39%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios*	1.37%	2.12%	1.62%	1.12%
Net Expense Ratios*	1.33%	2.08%	1.58%	1.08%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through December 31, 2016, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 0.50%, 1.25%, 0.75%, and 0.25% for Class A, Class C, Class R3, and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	The expense ratios include acquired fund fees and expenses of 0.83%, which reflect the fees and expenses of the underlying funds in which the Fund invests.

20	Nuveen Investments

Growth of an Assumed $10,000 Investment as of August 31, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	21

Fund Performance and Expense Ratios (continued)

Nuveen Strategy Conservative Allocation Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(2.45)%	5.66%	4.76%
Class A Shares at maximum Offering Price	(8.08)%	4.41%	4.13%
Morningstar Moderately Conservative Target Risk Index	(2.48)%	6.31%	5.23%
Lipper Mixed-Asset Target Allocation Conservative Funds Classification Average	(2.38)%	5.50%	4.17%

Class C Shares	(3.28)%	4.85%	3.96%
Class R3 Shares	(2.82)%	5.38%	4.48%
Class I Shares	(2.36)%	5.92%	5.01%

Average Annual Total Returns as of September 30, 2015 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(2.09)%	4.68%	4.62%
Class A Shares at maximum Offering Price	(7.69)%	3.44%	4.00%
Class C Shares	(2.83)%	3.89%	3.84%
Class R3 Shares	(2.36)%	4.42%	4.36%
Class I Shares	(1.82)%	4.95%	4.89%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios*	1.29%	2.04%	1.53%	1.04%
Net Expense Ratios*	1.22%	1.97%	1.47%	0.97%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through December 31, 2016, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 0.50%, 1.25%, 0.75%, and 0.25% for Class A, Class C, Class R3, and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	The expense ratios include acquired fund fees and expenses of 0.72%, which reflect the fees and expenses of the underlying funds in which the Fund invests.

22	Nuveen Investments

Growth of an Assumed $10,000 Investment as of August 31, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	23

Nuveen Strategy Growth Allocation Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of August 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(3.31)%	9.58%	5.59%
Class A Shares at maximum Offering Price	(8.85)%	8.28%	4.97%
Morningstar Moderately Aggressive Target Risk Index	(4.68)%	10.01%	6.24%
Lipper Mixed-Asset Target Allocation Growth Funds Classification Average	(2.38)%	9.60%	5.31%

Class C Shares	(3.99)%	8.80%	4.81%
Class R3 Shares	(3.49)%	9.34%	5.33%
Class I Shares	(3.02)%	9.87%	5.86%

Average Annual Total Returns as of September 30, 2015 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(2.94)%	7.47%	5.20%
Class A Shares at maximum Offering Price	(8.54)%	6.21%	4.58%
Class C Shares	(3.70)%	6.66%	4.41%
Class R3 Shares	(3.19)%	7.22%	4.94%
Class I Shares	(2.73)%	7.75%	5.46%

Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios*	1.49%	2.24%	1.74%	1.24%
Net Expense Ratios*	1.40%	2.15%	1.65%	1.15%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through December 31, 2016, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 0.50%, 1.25%, 0.75%, and 0.25% for Class A, Class C, Class R3, and Class I Shares, respectively. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Directors.

*	The expense ratios include acquired fund fees and expenses of 0.90%, which reflect the fees and expenses of the underlying funds in which the Fund invests.

24	Nuveen Investments

Growth of an Assumed $10,000 Investment as of August 31, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	25

Holding

Summaries as of August 31, 2015

This data relates to the securities held in each Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

A copy of the most recent financial statements for the underlying funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov. A copy of the most recent financial statements for the affiliated underlying funds are also available by calling Nuveen Investments at (800) 257-8787 or on its website at http://www.nuveen.com.

Nuveen Strategy Aggressive Growth Allocation Fund

Fund Allocation

(% of net assets)

Affiliated Absolute Return Funds	7.8%
Affiliated Commodity Funds	2.0%
Non-Affiliated Commodity Funds	2.2%
Affiliated Equity Funds	68.7%
Affiliated Fixed Income Funds	8.5%
Money Market Funds	12.2%
U.S. Government and Agency Obligations	1.6%
Other Assets Less Liabilities	(3.0)%
Net Assets	100%

Affiliated Absolute Return Funds	Weighting (% of net assets)	1-Year Average Annual Total Returns
Nuveen Tactical Market Opportunities Fund (Class I)	7.8%	(1.35)%

Affiliated Commodity Funds
Nuveen Gresham Diversified Commodity Strategy Fund (Class I)	2.0%	(28.79)%

Non-Affiliated Commodity Funds
PowerShares DB Commodity Index Tracking Fund	2.0%	(37.01)%
United States Natural Gas Fund	0.2%	(42.67)%

Affiliated Equity Funds
Nuveen Dividend Value Fund (Class R6)	10.2%	(5.14)%
Nuveen International Growth Fund (Class I)	8.4%	(1.80)%
Nuveen Large Cap Core Fund (Class I)	4.1%	(1.49)%
Nuveen Large Cap Growth Opportunities Fund (Class R6)	3.0%	5.65%
Nuveen Large Cap Select Fund (Class I)	4.1%	0.20%
Nuveen Real Asset Income Fund (Class I)	1.2%	(3.22)%
Nuveen Real Estate Securities Fund (Class R6)	1.9%	0.46%
Nuveen Santa Barbara Dividend Growth Fund (Class R6)	3.1%	0.88%
Nuveen Small Cap Growth Opportunities Fund (Class I)	3.4%	3.87%

Affiliated Equity Funds (continued)	Weighting (% of net assets)	1-Year Average Annual Total Returns
Nuveen Small Cap Select Fund (Class I)	0.6%	4.00%
Nuveen Small Cap Value Fund (Class I)	3.4%	3.44%
Nuveen Symphony International Equity Fund (Class I)	3.6%	(5.63)%
Nuveen Symphony Large-Cap Growth Fund (Class I)	3.0%	3.30%
Nuveen Symphony Low Volatility Equity Fund (Class I)	4.0%	4.33%
Nuveen Tradewinds Emerging Markets Fund (Class I)	3.2%	(29.08)%
Nuveen Tradewinds International Value Fund (Class I)	8.4%	(6.22)%
Nuveen Winslow Large-Cap Growth Fund (Class R6)	3.1%	6.24%

Affiliated Fixed Income Funds
Nuveen Core Bond Fund (Class R6)	0.6%	(1.66)%[1]
Nuveen Global Total Return Bond Fund (Class I)	0.0%	(8.97)%
Nuveen High Income Bond Fund (Class I)	0.0%	(9.36)%
Nuveen High Yield Municipal Bond Fund (Class I)	5.1%	5.60%
Nuveen Preferred Securities Fund (Class I)	0.5%	2.98%
Nuveen Short Term Bond Fund (Class R6)	1.9%	0.73%[1]
Nuveen Strategic Income Fund (Class R6)	0.2%	(1.80)%[1]
Nuveen Symphony Credit Opportunities Fund (Class R6)	0.2%	(2.20)%[2]

1	On January 20, 2015, Nuveen Core Bond Fund, Nuveen Short Term Bond Fund and Nuveen Strategic Income Fund began offering Class R6 Shares. The returns are cumulative since inception.

2	On October 1, 2014, Nuveen Symphony Credit Opportunities Fund began offering Class R6 Shares. The returns are cumulative since inception.

26	Nuveen Investments

Nuveen Strategy Balanced Allocation Fund

Fund Allocation

(% of net assets)

Affiliated Absolute Return Funds	9.7%
Affiliated Commodity Funds	1.4%
Non-Affiliated Commodity Funds	1.6%
Affiliated Equity Funds	46.2%
Affiliated Fixed Income Funds	34.8%
Money Market Funds	6.8%
U.S. Government and Agency Obligations	1.1%
Other Assets Less Liabilities	(1.6)%
Net Assets	100%

Affiliated Absolute Return Funds	Weighting (% of net assets)	1-Year Average Annual Total Returns
Nuveen Tactical Market Opportunities Fund (Class I)	9.7%	(1.35)%

Affiliated Commodity Funds
Nuveen Gresham Diversified Commodity Strategy Fund (Class I)	1.4%	(28.79)%

Non-Affiliated Commodity Funds
PowerShares DB Commodity Index Tracking Fund	1.4%	(37.01)%
United States Natural Gas Fund	0.2%	(42.67)%

Affiliated Equity Funds
Nuveen Dividend Value Fund (Class R6)	5.4%	(5.14)%
Nuveen Global Infrastructure Fund (Class I)	1.0%	(7.86)%
Nuveen International Growth Fund (Class I)	4.9%	(1.80)%
Nuveen Large Cap Core Fund (Class I)	2.5%	(1.49)%
Nuveen Large Cap Growth Opportunities Fund (Class R6)	2.0%	5.65%
Nuveen Large Cap Select Fund (Class I)	2.5%	0.20%
Nuveen Real Asset Income Fund (Class I)	1.1%	(3.22)%
Nuveen Real Estate Securities Fund (Class R6)	1.5%	0.46%
Nuveen Santa Barbara Dividend Growth Fund (Class R6)	2.0%	0.88%
Nuveen Small Cap Growth Opportunities Fund (Class I)	3.6%	3.87%
Nuveen Small Cap Select Fund (Class I)	0.9%	4.00%
Nuveen Small Cap Value Fund (Class I)	3.6%	3.44%

Affiliated Equity Funds (continued)	Weighting (% of net assets)	1-Year Average Annual Total Returns
Nuveen Symphony International Equity Fund (Class I)	1.9%	(5.63)%
Nuveen Symphony Large-Cap Growth Fund (Class I)	2.0%	3.30%
Nuveen Symphony Low Volatility Equity Fund (Class I)	2.5%	4.33%
Nuveen Tradewinds Emerging Markets Fund (Class I)	1.8%	(29.08)%
Nuveen Tradewinds International Value Fund (Class I)	5.0%	(6.22)%
Nuveen Winslow Large-Cap Growth Fund (Class R6)	2.0%	6.24%

Affiliated Fixed Income Funds
Nuveen All-American Municipal Bond Fund (Class I)	1.1%	4.29%
Nuveen Core Bond Fund (Class R6)	11.0%	(1.66)%[1]
Nuveen Core Plus Bond Fund (Class R6)	4.4%	(1.56)%[1]
Nuveen Global Total Return Bond Fund (Class I)	0.0%	(8.97)%
Nuveen High Income Bond Fund (Class I)	0.0%	(9.36)%
Nuveen High Yield Municipal Bond Fund (Class I)	6.5%	5.60%
Nuveen Preferred Securities Fund (Class I)	1.0%	2.98%
Nuveen Short Term Bond Fund (Class R6)	6.7%	0.73%[1]
Nuveen Strategic Income Fund (Class R6)	3.1%	(1.80)%[1]
Nuveen Symphony Credit Opportunities Fund (Class R6)	1.0%	(2.20)%[2]

1	On January 20, 2015, Nuveen Core Bond Fund, Nuveen Core Plus Bond Fund, Nuveen Short Term Bond Fund and Nuveen Strategic Income Fund began offering Class R6 Shares. The returns are cumulative since inception.

2	On October 1, 2014, Nuveen Symphony Credit Opportunities Fund began offering Class R6 Shares. The returns are cumulative since inception.

Nuveen Investments	27

Holding Summaries as of August 31, 2015 (continued)

Nuveen Strategy Conservative Allocation Fund

Fund Allocation

(% of net assets)

Affiliated Absolute Return Funds	10.2%
Affiliated Commodity Funds	0.9%
Non-Affiliated Commodity Funds	1.2%
Affiliated Equity Funds	26.2%
Affiliated Fixed Income Funds	56.2%
Money Market Funds	5.6%
U.S. Government and Agency Obligations	0.6%
Other Assets Less Liabilities	(0.9)%
Net Assets	100%

Affiliated Absolute Return Funds	Weighting (% of net assets)	1-Year Average Annual Total Returns
Nuveen Tactical Market Opportunities Fund (Class I)	10.2%	(1.35)%

Affiliated Commodity Funds
Nuveen Gresham Diversified Commodity Strategy Fund (Class I)	0.9%	(28.79)%

Non-Affiliated Commodity Funds
PowerShares DB Commodity Index Tracking Fund	0.9%	(37.01)%
United States Natural Gas Fund	0.3%	(42.67)%

Affiliated Equity Funds
Nuveen Dividend Value Fund (Class R6)	3.9%	(5.14)%
Nuveen Global Infrastructure Fund (Class I)	2.9%	(7.86)%
Nuveen International Growth Fund (Class I)	1.9%	(1.80)%
Nuveen Large Cap Core Fund (Class I)	1.2%	(1.49)%
Nuveen Large Cap Growth Opportunities Fund (Class R6)	1.0%	5.65%
Nuveen Large Cap Select Fund (Class I)	1.2%	0.20%
Nuveen Real Asset Income Fund (Class I)	1.0%	(3.22)%
Nuveen Santa Barbara Dividend Growth Fund (Class R6)	1.0%	0.88%
Nuveen Small Cap Growth Opportunities Fund (Class I)	1.7%	3.87%
Nuveen Small Cap Select Fund (Class I)	2.1%	4.00%
Nuveen Small Cap Value Fund (Class I)	1.8%	3.44%
Nuveen Symphony International Equity Fund (Class I)	1.0%	(5.63)%

Affiliated Equity Funds (continued)	Weighting (% of net assets)	1-Year Average Annual Total Returns
Nuveen Symphony Large-Cap Growth Fund (Class I)	1.0%	3.30%
Nuveen Symphony Low Volatility Equity Fund (Class I)	1.2%	4.33%
Nuveen Tradewinds Emerging Markets Fund (Class I)	0.8%	(29.08)%
Nuveen Tradewinds International Value Fund (Class I)	1.5%	(6.22)%
Nuveen Winslow Large-Cap Growth Fund (Class R6)	1.0%	6.24%

Affiliated Fixed Income Funds
Nuveen All-American Municipal Bond Fund (Class I)	2.0%	4.29%
Nuveen Core Bond Fund (Class R6)	19.3%	(1.66)%[1]
Nuveen Core Plus Bond Fund (Class R6)	9.4%	(1.56)%[1]
Nuveen Global Total Return Bond Fund (Class I)	0.0%	(8.97)%
Nuveen High Income Bond Fund (Class I)	0.0%	(9.36)%
Nuveen High Yield Municipal Bond Fund (Class I)	5.2%	5.60%
Nuveen Inflation Protected Securities Fund (Class R6)	2.6%	(1.93)%[1]
Nuveen Preferred Securities Fund (Class I)	0.5%	2.98%
Nuveen Short Term Bond Fund (Class R6)	9.9%	0.73%[1]
Nuveen Strategic Income Fund (Class R6)	6.6%	(1.80)%[1]
Nuveen Symphony Credit Opportunities Fund (Class R6)	0.7%	(2.20)%[2]

1	On January 20, 2015, Nuveen Core Bond Fund, Nuveen Core Plus Bond Fund, Nuveen Inflation Protected Securities Fund, Nuveen Short Term Bond Fund and Nuveen Strategic Income Fund began offering Class R6 Shares. The returns are cumulative since inception.

2	On October 1, 2014, Nuveen Symphony Credit Opportunities Fund began offering Class R6 Shares. The returns are cumulative since inception.

28	Nuveen Investments

Nuveen Strategy Growth Allocation Fund

Fund Allocation

(% of net assets)

Affiliated Absolute Return Funds	8.6%
Affiliated Commodity Funds	1.4%
Non-Affiliated Commodity Funds	1.6%
Affiliated Equity Funds	60.8%
Affiliated Fixed Income Funds	17.8%
Money Market Funds	10.2%
U.S. Government and Agency Obligations	1.1%
Other Assets Less Liabilities	(1.5)%
Net Assets	100%

Affiliated Absolute Return Funds	Weighting (% of net assets)	1-Year Average Annual Total Returns
Nuveen Tactical Market Opportunities Fund (Class I)	8.6%	(1.35)%

Affiliated Commodity Funds
Nuveen Gresham Diversified Commodity Strategy Fund (Class I)	1.4%	(28.79)%

Non-Affiliated Commodity Funds
PowerShares DB Commodity Index Tracking Fund	1.4%	(37.01)%
United States Natural Gas Fund	0.2%	(42.67)%

Affiliated Equity Funds
Nuveen Dividend Value Fund (Class R6)	8.0%	(5.14)%
Nuveen Global Infrastructure Fund (Class I)	1.1%	(7.86)%
Nuveen International Growth Fund (Class I)	5.6%	(1.80)%
Nuveen Large Cap Core Fund (Class I)	4.0%	(1.49)%
Nuveen Large Cap Growth Opportunities Fund (Class R6)	3.0%	5.65%
Nuveen Large Cap Select Fund (Class I)	4.1%	0.20%
Nuveen Real Asset Income Fund (Class I)	1.2%	(3.22)%
Nuveen Real Estate Securities Fund (Class R6)	2.0%	0.46%
Nuveen Santa Barbara Dividend Growth Fund (Class R6)	3.0%	0.88%
Nuveen Small Cap Growth Opportunities Fund (Class I)	3.7%	3.87%
Nuveen Small Cap Select Fund (Class I)	0.9%	4.00%
Nuveen Small Cap Value Fund (Class I)	3.7%	3.44%

Affiliated Equity Funds (continued)	Weighting (% of net assets)	1-Year Average Annual Total Returns
Nuveen Symphony International Equity Fund (Class I)	2.8%	(5.63)%
Nuveen Symphony Large-Cap Growth Fund (Class I)	3.0%	3.30%
Nuveen Symphony Low Volatility Equity Fund (Class I)	4.0%	4.33%
Nuveen Tradewinds Emerging Markets Fund (Class I)	2.1%	(29.08)%
Nuveen Tradewinds International Value Fund (Class I)	5.6%	(6.22)%
Nuveen Winslow Large-Cap Growth Fund (Class R6)	3.0%	6.24%

Affiliated Fixed Income Funds
Nuveen All-American Municipal Bond Fund (Class I)	0.5%	4.29%
Nuveen Core Bond Fund (Class R6)	1.8%	(1.66)%[1]
Nuveen Core Plus Bond Fund (Class R6)	1.9%	(1.56)%[1]
Nuveen Global Total Return Bond Fund (Class I)	0.0%	(8.97)%
Nuveen High Income Bond Fund (Class I)	0.0%	(9.36)%
Nuveen High Yield Municipal Bond Fund (Class I)	6.0%	5.60%
Nuveen Preferred Securities Fund (Class I)	1.5%	2.98%
Nuveen Short Term Bond Fund (Class R6)	4.3%	0.73%[1]
Nuveen Strategic Income Fund (Class R6)	0.7%	(1.80)%[1]
Nuveen Symphony Credit Opportunities Fund (Class R6)	1.1%	(2.20)%[2]

1	On January 20, 2015, Nuveen Core Bond Fund, Nuveen Core Plus Bond Fund, Nuveen Short Term Bond Fund and Nuveen Strategic Income Fund began offering Class R6 Shares. The returns are cumulative since inception.

2	On October 1, 2014, Nuveen Symphony Credit Opportunities Fund began offering Class R6 Shares. The returns are cumulative since inception.

Nuveen Investments	29

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended August 31, 2015.

The beginning of the period is March 1, 2015.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

In addition to the fees and expenses which the Funds bears directly; the Funds indirectly bear a pro rata share of the fees and expenses of the underlying funds in which the Funds invest. Because the underlying funds have varied expenses and fee levels and the Funds may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Funds will vary. These underlying fees and expenses are not reflected in the expenses shown in the tables.

Nuveen Strategy Aggressive Growth Allocation Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$949.80	$945.80	$948.50	$950.60
Expenses Incurred During Period	$2.46	$6.13	$3.68	$1.23
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,022.68	$1,018.90	$1,021.42	$1,023.95
Expenses Incurred During Period	$2.55	$6.36	$3.82	$1.28

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.50%, 1.25%, 0.75% and 0.25% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

30	Nuveen Investments

Nuveen Strategy Balanced Allocation Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$964.90	$961.50	$964.10	$966.90
Expenses Incurred During Period	$2.48	$6.18	$3.71	$1.24
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,022.68	$1,018.90	$1,021.42	$1,023.95
Expenses Incurred During Period	$2.55	$6.36	$3.82	$1.28

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.50%, 1.25%, 0.75% and 0.25% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Strategy Conservative Allocation Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$969.80	$965.80	$968.40	$970.90
Expenses Incurred During Period	$2.48	$6.19	$3.72	$1.24
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,022.68	$1,018.90	$1,021.42	$1,023.95
Expenses Incurred During Period	$2.55	$6.36	$3.82	$1.28

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.50%, 1.25%, 0.75% and 0.25% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Strategy Growth Allocation Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$954.90	$952.10	$954.30	$955.90
Expenses Incurred During Period	$2.46	$6.15	$3.69	$1.23
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,022.68	$1,018.90	$1,021.42	$1,023.95
Expenses Incurred During Period	$2.55	$6.36	$3.82	$1.28

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.50%, 1.25%, 0.75% and 0.25% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	31

Report of

Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Nuveen Strategy Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Strategy Aggressive Growth Allocation Fund, Nuveen Strategy Balanced Allocation Fund, Nuveen Strategy Conservative Allocation Fund, and Nuveen Strategy Growth Allocation Fund (each a series of the Nuveen Strategy Funds, Inc., hereinafter referred to as the “Funds”) at August 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of Nuveen Strategy Aggressive Growth Allocation Fund, Nuveen Strategy Balanced Allocation Fund, Nuveen Strategy Conservative Allocation Fund, and Nuveen Strategy Growth Allocation Fund for the periods ended August 31, 2011 and prior were audited by other independent auditors whose report dated October 7, 2011 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Chicago, IL

October 28, 2015

32	Nuveen Investments

Nuveen Strategy Aggressive Growth Allocation Fund

Portfolio of Investments	August 31, 2015

Shares	Description (1), (2)	Value

	LONG-TERM INVESTMENTS – 89.2%

	ABSOLUTE RETURN FUNDS – 7.8%

	Affiliated Absolute Return Funds – 7.8%

648,404	Nuveen Tactical Market Opportunities Fund (Class I)	$6,866,599
	Total Absolute Return Funds (cost $6,987,985)	6,866,599

	COMMODITY FUNDS – 4.2%

	Affiliated Commodity Funds – 2.0%

138,096	Nuveen Gresham Diversified Commodity Strategy Fund (Class I), (3)	1,762,105
	Total Affiliated Commodity Funds (cost $2,207,127)	1,762,105

	Non-Affiliated Commodity Funds – 2.2%

111,100	PowerShares DB Commodity Index Tracking Fund, (3)	1,743,159

17,800	United States Natural Gas Fund, (3)	226,060
	Total Non-Affiliated Commodity Funds (cost $1,959,015)	1,969,219
	Total Commodity Funds (cost $4,166,142)	3,731,324

	EQUITY FUNDS – 68.7%

	Affiliated Equity Funds – 68.7%

578,379	Nuveen Dividend Value Fund (Class R6)	8,947,528

189,248	Nuveen International Growth Fund (Class I)	7,403,389

141,857	Nuveen Large Cap Core Fund (Class I)	3,644,299

69,037	Nuveen Large Cap Growth Opportunities Fund (Class R6)	2,633,082

180,509	Nuveen Large Cap Select Fund (Class I)	3,628,236

46,946	Nuveen Real Asset Income Fund (Class I)	1,043,616

76,800	Nuveen Real Estate Securities Fund (Class R6)	1,705,717

80,251	Nuveen Santa Barbara Dividend Growth Fund (Class R6)	2,761,428

119,878	Nuveen Small Cap Growth Opportunities Fund (Class I)	2,988,554

39,982	Nuveen Small Cap Select Fund (Class I)	508,575

151,866	Nuveen Small Cap Value Fund (Class I)	3,003,915

178,932	Nuveen Symphony International Equity Fund (Class I)	3,197,504

78,707	Nuveen Symphony Large-Cap Growth Fund (Class I)	2,637,482

131,456	Nuveen Symphony Low Volatility Equity Fund (Class I)	3,553,253

132,107	Nuveen Tradewinds Emerging Markets Fund (Class I)	2,772,918

317,991	Nuveen Tradewinds International Value Fund (Class I)	7,418,726

60,474	Nuveen Winslow Large-Cap Growth Fund (Class R6)	2,716,487
	Total Equity Funds (cost $57,923,367)	60,564,709

Nuveen Investments	33

Nuveen Strategy Aggressive Growth Allocation Fund (continued)

Portfolio of Investments	August 31, 2015

Shares	Description (1), (2)	Value

	FIXED INCOME FUNDS – 8.5%

	Affiliated Fixed Income Funds – 8.5%

57,280	Nuveen Core Bond Fund (Class R6)	$565,349

105	Nuveen Global Total Return Bond Fund (Class I)	1,899

374	Nuveen High Income Bond Fund (Class I)	2,900

264,932	Nuveen High Yield Municipal Bond Fund (Class I)	4,479,996

23,492	Nuveen Preferred Securities Fund (Class I)	399,123

168,080	Nuveen Short Term Bond Fund (Class R6)	1,663,993

19,775	Nuveen Strategic Income Fund (Class R6)	211,196

6,477	Nuveen Symphony Credit Opportunities Fund (Class R6)	132,398
	Total Fixed Income Funds (cost $7,203,271)	7,456,854
	Total Long-Term Investments (cost $76,280,765)	78,619,486

Shares/ Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	SHORT-TERM INVESTMENTS – 13.8%

	Money Market Funds – 12.2%

10,795,489	First American Treasury Obligations Fund, Class Z	0.000% (5)	N/A	N/A	$10,795,489

	U.S. Government and Agency Obligations – 1.6%

$1,400	U.S. Treasury Bills, (6)	0.000%	11/12/15	AAA	1,399,972
	Total Short-Term Investments (cost $12,195,146)				12,195,461
	Total Investments (cost $88,475,911) – 103.0%				90,814,947
	Other Assets Less Liabilities – (3.0)% (7)				(2,669,966)
	Net Assets – 100%				$88,144,981

Investments in Derivatives as of August 31, 2015

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
MSCI EAFE Mini Index	Long	86	9/15	$7,450,610	$(49,880)	$(646,046)
MSCI Emerging Markets Index	Long	26	9/15	1,062,750	1,561	(195,706)
Russell 2000® E-Mini	Short	(70)	9/15	(8,102,500)	45,500	720,054
S&P 500® Index	Long	72	9/15	7,089,120	(73,800)	(57,639)
S&P MidCap 400® E-Mini	Long	48	9/15	6,789,600	(72,480)	(537,463)
U.S. Dollar Index	Long	21	9/15	2,012,934	(5,901)	6,373
				$16,302,514	$(155,000)	$(710,427)
*	The aggregate Notional Amount at Value of long and short positions is $24,405,014 and $(8,102,500), respectively.

34	Nuveen Investments

Options Written outstanding:

Option Type	Number of Contracts	Description	Notional Amount (8)	Expiration Date	Strike Price	Value
Call	(178)	United States Natural Gas Fund	$(249,200)	9/18/15	$14	$(979)
	(178)	Total Options Written (premiums received $1,207)	$(249,200)			$(979)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	A copy of the most recent financial statements for the underlying funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov. A copy of the most recent financial statements for the affiliated underlying funds are also available by calling Nuveen Investments at (800) 257-8787 or on its website at http://www.nuveen.com.

(3)	Non-income producing; fund has not declared a dividend within the past twelve months.

(4)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade.

(5)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(6)	Investment, or portion of investment, segregated as collateral for investments in derivatives. The yield shown is the effective yield as of the end of the reporting period.

(7)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at broker and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(8)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

N/A	Not Applicable

DB	Deutsche Bank

EAFE	Europe, Australasia and Far East

MSCI	Morgan Stanley Capital International Inc.

S&P	Standard & Poor’s

See accompanying notes to financial statements.

Nuveen Investments	35

Nuveen Strategy Balanced Allocation Fund

Portfolio of Investments	August 31, 2015

Shares	Description (1), (2)	Value

	LONG-TERM INVESTMENTS – 93.7%

	ABSOLUTE RETURN FUNDS – 9.7%

	Affiliated Absolute Return Funds – 9.7%

2,917,800	Nuveen Tactical Market Opportunities Fund (Class I)	$30,899,497
	Total Absolute Return Funds (cost $31,785,828)	30,899,497

	COMMODITY FUNDS – 3.0%

	Affiliated Commodity Funds – 1.4%

344,274	Nuveen Gresham Diversified Commodity Strategy Fund (Class I), (3)	4,392,933
	Total Affiliated Commodity Funds (cost $5,714,393)	4,392,933

	Non-Affiliated Commodity Funds – 1.6%

277,100	PowerShares DB Commodity Index Tracking Fund, (3)	4,347,699

61,700	United States Natural Gas Fund, (3)	783,590
	Total Non-Affiliated Commodity Funds (cost $5,126,557)	5,131,289
	Total Commodity Funds (cost $10,840,950)	9,524,222

	EQUITY FUNDS – 46.2%

	Affiliated Equity Funds – 46.2%

1,116,486	Nuveen Dividend Value Fund (Class R6)	17,272,040

325,492	Nuveen Global Infrastructure Fund (Class I)	3,290,716

397,324	Nuveen International Growth Fund (Class I)	15,543,301

303,738	Nuveen Large Cap Core Fund (Class I)	7,803,038

163,489	Nuveen Large Cap Growth Opportunities Fund (Class R6)	6,235,465

392,641	Nuveen Large Cap Select Fund (Class I)	7,892,091

159,358	Nuveen Real Asset Income Fund (Class I)	3,542,532

208,065	Nuveen Real Estate Securities Fund (Class R6)	4,621,133

185,268	Nuveen Santa Barbara Dividend Growth Fund (Class R6)	6,375,064

457,257	Nuveen Small Cap Growth Opportunities Fund (Class I)	11,399,420

235,975	Nuveen Small Cap Select Fund (Class I)	3,001,599

578,792	Nuveen Small Cap Value Fund (Class I)	11,448,515

345,614	Nuveen Symphony International Equity Fund (Class I)	6,176,125

185,631	Nuveen Symphony Large-Cap Growth Fund (Class I)	6,220,487

292,823	Nuveen Symphony Low Volatility Equity Fund (Class I)	7,915,018

272,783	Nuveen Tradewinds Emerging Markets Fund (Class I)	5,725,709

684,161	Nuveen Tradewinds International Value Fund (Class I)	15,961,468

138,530	Nuveen Winslow Large-Cap Growth Fund (Class R6)	6,222,781
	Total Equity Funds (cost $129,735,485)	146,646,502

36	Nuveen Investments

Shares	Description (1), (2)	Value

	FIXED INCOME FUNDS – 34.8%

	Affiliated Fixed Income Funds – 34.8%

297,899	Nuveen All-American Municipal Bond Fund (Class I)	$3,431,792

3,532,446	Nuveen Core Bond Fund (Class R6)	34,865,235

1,270,975	Nuveen Core Plus Bond Fund (Class R6)	14,006,143

372	Nuveen Global Total Return Bond Fund (Class I)	6,720

4,193	Nuveen High Income Bond Fund (Class I)	32,498

1,222,851	Nuveen High Yield Municipal Bond Fund (Class I)	20,678,414

189,259	Nuveen Preferred Securities Fund (Class I)	3,215,511

2,130,196	Nuveen Short Term Bond Fund (Class R6)	21,088,936

919,795	Nuveen Strategic Income Fund (Class R6)	9,823,414

158,844	Nuveen Symphony Credit Opportunities Fund (Class R6)	3,246,778
	Total Fixed Income Funds (cost $105,048,093)	110,395,441
	Total Long-Term Investments (cost $277,410,356)	297,465,662

Shares/ Principal Amount (000)	Description (1)	Coupon		Maturity	Ratings (4)	Value

	SHORT-TERM INVESTMENTS – 7.9%

	Money Market Funds – 6.8%

21,452,156	First American Treasury Obligations Fund, Class Z	0.000%	(5)	N/A	N/A	$21,452,156

	U.S. Government and Agency Obligations – 1.1%

$3,500	U.S. Treasury Bills, (6)	0.000%		11/12/15	AAA	3,499,930
	Total Short-Term Investments (cost $24,951,298)					24,952,086
	Total Investments (cost $302,361,654) – 101.6%					322,417,748
	Other Assets Less Liabilities – (1.6)% (7)					(5,058,515)
	Net Assets – 100%					$317,359,233

Investments in Derivatives as of August 31, 2015

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
MSCI EAFE Mini Index	Long	181	9/15	$15,680,935	$(104,980)	$(1,359,701)
MSCI Emerging Markets Index	Short	(74)	9/15	(3,024,750)	(4,440)	408,708
Russell 2000® E-Mini	Short	(224)	9/15	(25,928,000)	145,600	2,304,174
S&P 500® Index	Long	141	9/15	13,882,860	(144,525)	(112,877)
S&P MidCap 400® E-Mini	Long	132	9/15	18,671,400	(199,320)	(1,478,026)
U.S. Dollar Index	Long	73	9/15	6,997,342	(20,513)	22,155
				$26,279,787	$(328,178)	$(215,567)
*	The aggregate Notional Amount at Value of long and short positions is $55,232,537 and $(28,952,750), respectively.

Nuveen Investments	37

Nuveen Strategy Balanced Allocation Fund (continued)

Portfolio of Investments	August 31, 2015

Options Written outstanding:

Option Type	Number of Contracts	Description	Notional Amount (8)	Expiration Date	Strike Price	Value
Call	(617)	United States Natural Gas Fund	$(863,800)	9/18/15	$14	$(3,394)
	(617)	Total Options Written (premiums received $4,184)	$(863,800)			$(3,394)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	A copy of the most recent financial statements for the underlying funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov. A copy of the most recent financial statements for the affiliated underlying funds are also available by calling Nuveen Investments at (800) 257-8787 or on its website at http://www.nuveen.com.

(3)	Non-income producing; fund has not declared a dividend within the past twelve months.

(4)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade.

(5)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(6)	Investment, or portion of investment, segregated as collateral for investments in derivatives. The yield shown is the effective yield as of the end of the reporting period.

(7)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at broker and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(8)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

N/A	Not Applicable

DB	Deutsche Bank

EAFE	Europe, Australasia and Far East

MSCI	Morgan Stanley Capital International Inc.

S&P	Standard & Poor’s

See accompanying notes to financial statements.

38	Nuveen Investments

Nuveen Strategy Conservative Allocation Fund

Portfolio of Investments	August 31, 2015

Shares	Description (1), (2)	Value

	LONG-TERM INVESTMENTS – 94.7%

	ABSOLUTE RETURN FUNDS – 10.2%

	Affiliated Absolute Return Funds – 10.2%

1,041,749	Nuveen Tactical Market Opportunities Fund (Class I)	$11,032,127
	Total Absolute Return Funds (cost $11,507,178)	11,032,127

	COMMODITY FUNDS – 2.1%

	Affiliated Commodity Funds – 0.9%

77,403	Nuveen Gresham Diversified Commodity Strategy Fund (Class I), (3)	987,657
	Total Affiliated Commodity Funds (cost $1,274,820)	987,657

	Non-Affiliated Commodity Funds – 1.2%

62,300	PowerShares DB Commodity Index Tracking Fund, (3)	977,487

20,800	United States Natural Gas Fund, (3)	264,160
	Total Non-Affiliated Commodity Funds (cost $1,248,878)	1,241,647
	Total Commodity Funds (cost $2,523,698)	2,229,304

	EQUITY FUNDS – 26.2%

	Affiliated Equity Funds – 26.2%

269,775	Nuveen Dividend Value Fund (Class R6)	4,173,433

307,598	Nuveen Global Infrastructure Fund (Class I)	3,109,826

52,827	Nuveen International Growth Fund (Class I)	2,066,593

49,349	Nuveen Large Cap Core Fund (Class I)	1,267,792

27,355	Nuveen Large Cap Growth Opportunities Fund (Class R6)	1,043,342

64,474	Nuveen Large Cap Select Fund (Class I)	1,295,930

49,804	Nuveen Real Asset Income Fund (Class I)	1,107,158

30,146	Nuveen Santa Barbara Dividend Growth Fund (Class R6)	1,037,336

72,451	Nuveen Small Cap Growth Opportunities Fund (Class I)	1,806,210

178,416	Nuveen Small Cap Select Fund (Class I)	2,269,463

97,334	Nuveen Small Cap Value Fund (Class I)	1,925,275

59,520	Nuveen Symphony International Equity Fund (Class I)	1,063,627

31,431	Nuveen Symphony Large-Cap Growth Fund (Class I)	1,053,284

49,185	Nuveen Symphony Low Volatility Equity Fund (Class I)	1,329,497

44,000	Nuveen Tradewinds Emerging Markets Fund (Class I)	923,575

70,437	Nuveen Tradewinds International Value Fund (Class I)	1,643,309

23,368	Nuveen Winslow Large-Cap Growth Fund (Class R6)	1,049,700
	Total Equity Funds (cost $25,525,563)	28,165,350

Nuveen Investments	39

Nuveen Strategy Conservative Allocation Fund (continued)

Portfolio of Investments	August 31, 2015

Shares	Description (1), (2)	Value

	FIXED INCOME FUNDS – 56.2%

	Affiliated Fixed Income Funds – 56.2%

189,299	Nuveen All-American Municipal Bond Fund (Class I)	$2,180,720

2,100,265	Nuveen Core Bond Fund (Class R6)	20,729,618

921,493	Nuveen Core Plus Bond Fund (Class R6)	10,154,857

109	Nuveen Global Total Return Bond Fund (Class I)	1,965

1,045	Nuveen High Income Bond Fund (Class I)	8,100

332,256	Nuveen High Yield Municipal Bond Fund (Class I)	5,618,445

252,101	Nuveen Inflation Protected Securities Fund (Class R6)	2,763,028

32,296	Nuveen Preferred Securities Fund (Class I)	548,708

1,077,740	Nuveen Short Term Bond Fund (Class R6)	10,669,630

662,935	Nuveen Strategic Income Fund (Class R6)	7,080,147

38,737	Nuveen Symphony Credit Opportunities Fund (Class R6)	791,775
	Total Fixed Income Funds (cost $60,936,783)	60,546,993
	Total Long-Term Investments (cost $100,493,222)	101,973,774

Shares/ Principal Amount (000)	Description (1)	Coupon		Maturity	Ratings (4)	Value

	SHORT-TERM INVESTMENTS – 6.2%

	Money Market Funds – 5.6%

5,978,234	First American Treasury Obligations Fund, Class Z	0.000%	(5)	N/A	N/A	$5,978,234

	U.S. Government and Agency Obligations – 0.6%

$625	U.S. Treasury Bills, (6)	0.000%		11/12/15	AAA	624,987
	Total Short-Term Investments (cost $6,603,081)					6,603,221
	Total Investments (cost $107,096,303) – 100.9%					108,576,995
	Other Assets Less Liabilities – (0.9)% (7)					(924,320)
	Net Assets – 100%					$107,652,675

Investments in Derivatives as of August 31, 2015

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
MSCI EAFE Mini Index	Long	79	9/15	$6,844,165	$(45,820)	$(593,461)
MSCI Emerging Markets Index	Short	(12)	9/15	(490,500)	(720)	66,277
Russell 2000® E-Mini	Short	(67)	9/15	(7,755,250)	43,550	689,195
S&P 500® Index	Long	21	9/15	2,067,660	(21,525)	(16,811)
S&P MidCap 400® E-Mini	Long	29	9/15	4,102,050	(43,790)	(324,718)
U.S. Dollar Index	Long	25	9/15	2,396,350	(7,025)	7,587
				$7,164,475	$(75,330)	$(171,931)
*	The aggregate Notional Amount at Value of long and short positions is $15,410,225 and $(8,245,750), respectively.

40	Nuveen Investments

Options Written outstanding:

Option Type	Number of Contracts	Description	Notional Amount (8)	Expiration Date	Strike Price	Value
Call	(208)	United States Natural Gas Fund	$(291,200)	9/18/15	$14	$(1,144)
	(208)	Total Options Written (premiums received $1,410)	$(291,200)			$(1,144)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	A copy of the most recent financial statements for the underlying funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov. A copy of the most recent financial statements for the affiliated underlying funds are also available by calling Nuveen Investments at (800) 257-8787 or on its website at http://www.nuveen.com.

(3)	Non-income producing; fund has not declared a dividend within the past twelve months.

(4)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade.

(5)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(6)	Investment, or portion of investment, segregated as collateral for investments in derivatives. The yield shown is the effective yield as of the end of the reporting period.

(7)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at broker and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(8)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

N/A	Not Applicable

DB	Deutsche Bank

EAFE	Europe, Australasia and Far East

MSCI	Morgan Stanley Capital International Inc.

S&P	Standard & Poor’s

See accompanying notes to financial statements.

Nuveen Investments	41

Nuveen Strategy Growth Allocation Fund

Portfolio of Investments	August 31, 2015

Shares	Description (1), (2)	Value

	LONG-TERM INVESTMENTS – 90.2%

	ABSOLUTE RETURN FUNDS – 8.6%

	Affiliated Absolute Return Funds – 8.6%

1,268,065	Nuveen Tactical Market Opportunities Fund (Class I)	$13,428,807
	Total Absolute Return Funds (cost $13,737,450)	13,428,807

	COMMODITY FUNDS – 3.0%

	Affiliated Commodity Funds – 1.4%

169,809	Nuveen Gresham Diversified Commodity Strategy Fund (Class I), (3)	2,166,767
	Total Affiliated Commodity Funds (cost $2,767,305)	2,166,767

	Non-Affiliated Commodity Funds – 1.6%

136,700	PowerShares DB Commodity Index Tracking Fund, (3)	2,144,823

31,000	United States Natural Gas Fund, (3)	393,700
	Total Non-Affiliated Commodity Funds (cost $2,536,861)	2,538,523
	Total Commodity Funds (cost $5,304,166)	4,705,290

	EQUITY FUNDS – 60.8%

	Affiliated Equity Funds – 60.8%

814,465	Nuveen Dividend Value Fund (Class R6)	12,599,771

163,261	Nuveen Global Infrastructure Fund (Class I)	1,650,566

222,293	Nuveen International Growth Fund (Class I)	8,696,124

244,886	Nuveen Large Cap Core Fund (Class I)	6,291,127

123,232	Nuveen Large Cap Growth Opportunities Fund (Class R6)	4,700,055

317,903	Nuveen Large Cap Select Fund (Class I)	6,389,842

85,765	Nuveen Real Asset Income Fund (Class I)	1,906,566

138,512	Nuveen Real Estate Securities Fund (Class R6)	3,076,350

137,333	Nuveen Santa Barbara Dividend Growth Fund (Class R6)	4,725,625

233,139	Nuveen Small Cap Growth Opportunities Fund (Class I)	5,812,149

111,642	Nuveen Small Cap Select Fund (Class I)	1,420,088

293,058	Nuveen Small Cap Value Fund (Class I)	5,796,694

244,374	Nuveen Symphony International Equity Fund (Class I)	4,366,961

140,782	Nuveen Symphony Large-Cap Growth Fund (Class I)	4,717,596

232,914	Nuveen Symphony Low Volatility Equity Fund (Class I)	6,295,677

158,465	Nuveen Tradewinds Emerging Markets Fund (Class I)	3,326,188

376,766	Nuveen Tradewinds International Value Fund (Class I)	8,789,955

106,219	Nuveen Winslow Large-Cap Growth Fund (Class R6)	4,771,345
	Total Equity Funds (cost $88,779,030)	95,332,679

42	Nuveen Investments

Shares	Description (1), (2)	Value

	FIXED INCOME FUNDS – 17.8%

	Affiliated Fixed Income Funds – 17.8%

67,605	Nuveen All-American Municipal Bond Fund (Class I)	$778,807

289,008	Nuveen Core Bond Fund (Class R6)	2,852,500

264,350	Nuveen Core Plus Bond Fund (Class R6)	2,913,135

168	Nuveen Global Total Return Bond Fund (Class I)	3,023

2,261	Nuveen High Income Bond Fund (Class I)	17,526

554,337	Nuveen High Yield Municipal Bond Fund (Class I)	9,373,833

138,215	Nuveen Preferred Securities Fund (Class I)	2,348,278

675,223	Nuveen Short Term Bond Fund (Class R6)	6,684,709

110,298	Nuveen Strategic Income Fund (Class R6)	1,177,986

84,691	Nuveen Symphony Credit Opportunities Fund (Class R6)	1,731,092
	Total Fixed Income Funds (cost $27,308,743)	27,880,889
	Total Long-Term Investments (cost $135,129,389)	141,347,665

Shares/ Principal Amount (000)	Description (1)	Coupon		Maturity	Ratings (4)	Value

	SHORT-TERM INVESTMENTS – 11.3%

	Money Market Funds – 10.2%

15,919,053	First American Treasury Obligations Fund, Class Z	0.000%	(5)	N/A	N/A	$15,919,053

	U.S. Government and Agency Obligations – 1.1%

$1,800	U.S. Treasury Bills, (6)	0.000%		11/12/15	AAA	1,799,964
	Total Short-Term Investments (cost $17,718,612)					17,719,017
	Total Investments (cost $152,848,001) – 101.5%					159,066,682
	Other Assets Less Liabilities – (1.5)% (7)					(2,403,825)
	Net Assets – 100%					$156,662,857

Investments in Derivatives as of August 31, 2015

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
MSCI EAFE Mini Index	Long	150	9/15	$12,995,250	$(87,000)	$(1,126,824)
MSCI Emerging Markets Index	Long	40	9/15	1,635,000	2,400	(301,087)
Russell 2000® E-Mini	Short	(140)	9/15	(16,205,000)	91,000	1,440,109
S&P 500® Index	Long	94	9/15	9,255,240	(96,350)	(75,251)
S&P MidCap 400® E-Mini	Long	67	9/15	9,477,150	(101,170)	(750,210)
U.S. Dollar Index	Long	37	9/15	3,546,598	(10,397)	11,229
				$20,704,238	$(201,517)	$(802,034)
*	The aggregate Notional Amount at Value of long and short positions is $36,909,238 and $(16,205,000), respectively.

Nuveen Investments	43

Nuveen Strategy Growth Allocation Fund (continued)

Portfolio of Investments	August 31, 2015

Options Written outstanding:

Option Type	Number of Contracts	Description	Notional Amount (8)	Expiration Date	Strike Price	Value
Call	(310)	United States Natural Gas Fund	$(434,000)	9/18/15	$14	$(1,705)
	(310)	Total Options Written (premiums received $2,102)	$(434,000)			$(1,705)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	A copy of the most recent financial statements for the underlying funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov. A copy of the most recent financial statements for the affiliated underlying funds are also available by calling Nuveen Investments at (800) 257-8787 or on its website at http://www.nuveen.com.

(3)	Non-income producing; fund has not declared a dividend within the past twelve months.

(4)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade.

(5)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(6)	Investment, or portion of investment, segregated as collateral for investments in derivatives. The yield shown is the effective yield as of the end of the reporting period.

(7)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at broker and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(8)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

N/A	Not Applicable

DB	Deutsche Bank

EAFE	Europe, Australasia and Far East

MSCI	Morgan Stanley Capital International Inc.

S&P	Standard & Poor’s

See accompanying notes to financial statements.

44	Nuveen Investments

Statement of

Assets and Liabilities	August 31, 2015

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Assets
Affiliated long-term investments, at value (cost $74,321,750, $272,283,799, $99,244,344 and $132,592,528, respectively)	$76,650,267	$292,334,373	$100,732,127	$138,809,142
Non-affiliated long-term investments, at value (cost $1,959,015, $5,126,557, $1,248,878 and $2,536,861, respectively)	1,969,219	5,131,289	1,241,647	2,538,523
Non-affiliated short-term investments, at value (cost $12,195,146, $24,951,298, $6,603,081 and $17,718,612, respectively)	12,195,461	24,952,086	6,603,221	17,719,017
Receivable for:
Dividends	37,412	398,603	187,726	127,316
Investments sold	1,714,201	7,294,664	1,899,385	3,766,033
Reimbursement from Adviser	5,541	—	—	1,436
Shares sold	61,507	192,017	381,624	85,121
Variation margin on futures contracts	47,061	145,600	43,550	93,400
Other assets	21,370	31,887	34,543	23,973
Total assets	92,702,039	330,480,519	111,123,823	163,163,961
Liabilities
Options written, at value (premiums received $1,207, $4,184, $1,410 and $2,102, respectively)	979	3,394	1,144	1,705
Payable for:
Dividends	—	—	19,413	—
Investments purchased	2,762,597	11,950,466	3,044,023	5,992,735
Shares redeemed	1,499,187	396,691	140,139	72,916
Variation margin on futures contracts	202,061	473,778	118,880	294,917
Accrued expenses:
Management fees	—	49,323	24,595	—
Directors fees	10	8,525	13,162	15
12b-1 distribution and service fees	23,094	69,422	32,505	42,196
Other	69,130	169,687	77,287	96,620
Total liabilities	4,557,058	13,121,286	3,471,148	6,501,104
Net assets	$88,144,981	$317,359,233	$107,652,675	$156,662,857
Class A Shares
Net assets	$50,354,204	$157,214,822	$59,298,281	$88,018,079
Shares outstanding	3,546,811	15,210,472	5,207,865	7,418,173
Net asset value (“NAV”) per share	$14.20	$10.34	$11.39	$11.87
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$15.07	$10.97	$12.08	$12.59
Class C Shares
Net assets	$11,376,656	$37,514,315	$22,521,332	$22,443,608
Shares outstanding	835,729	3,689,764	1,990,290	1,947,162
NAV and offering price per share	$13.61	$10.17	$11.32	$11.53
Class R3 Shares
Net assets	$3,925,610	$5,496,648	$1,047,867	$6,794,291
Shares outstanding	280,230	538,257	92,277	580,837
NAV and offering price per share	$14.01	$10.21	$11.36	$11.70
Class I Shares
Net assets	$22,488,511	$117,133,448	$24,785,195	$39,406,879
Shares outstanding	1,578,416	11,365,317	2,178,792	3,302,576
NAV and offering price per share	$14.25	$10.31	$11.38	$11.93
Net assets consist of:
Capital paid-in	$84,121,390	$286,447,411	$104,517,500	$146,766,861
Undistributed (Over-distribution of) net investment income	412,821	1,740,257	2,137,479	783,574
Accumulated net realized gain (loss)	1,981,933	9,330,248	(311,331)	3,695,378
Net unrealized appreciation (depreciation)	1,628,837	19,841,317	1,309,027	5,417,044
Net assets	$88,144,981	$317,359,233	$107,652,675	$156,662,857
Authorized shares(1)	10 Billion	10 Billion	10 Billion	10 Billion
Par value per share	$0.01	$0.01	$0.01	$0.01

(1)	Represents authorized shares for Class A, Class C and Class I. Authorized shares for Class R3 is 20 billion.

See accompanying notes to financial statements.

Nuveen Investments	45

Statement of

Operations	Year Ended August 31, 2015

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Investment Income
Dividends from affiliated investments	$3,634,692	$13,297,085	$4,622,883	$6,585,902
Interest from non-affiliated investments	174	—	2,489	77
Total investment income	3,634,866	13,297,085	4,625,372	6,585,979
Expenses
Management fees	97,803	349,569	119,706	172,558
12b-1 service fees – Class A Shares	138,905	451,226	168,035	238,347
12b-1 distribution and service fees – Class C Shares	127,278	398,900	240,653	245,915
12b-1 distribution and service fees – Class R3 Shares	21,696	31,303	7,224	39,558
Shareholder servicing agent fees	145,343	424,159	99,930	217,328
Custodian fees	23,285	63,123	28,220	36,769
Directors fees	331	788	740	366
Professional fees	30,397	48,504	34,708	36,349
Shareholder reporting expenses	42,212	74,577	39,704	69,582
Federal and state registration fees	55,753	32,545	31,940	58,110
Other	3,064	8,375	5,864	3,920
Total expenses before fee waiver/expense reimbursement	686,067	1,883,069	776,724	1,118,802
Fee waiver/expense reimbursement	(153,681)	(127,717)	(61,546)	(163,584)
Net expenses	532,386	1,755,352	715,178	955,218
Net investment income (loss)	3,102,480	11,541,733	3,910,194	5,630,761
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Affiliated investments	(1,410,559)	6,368,243	(1,066,818)	(516,678)
Non-affiliated investments	17,238	67,461	41,334	(46,129)
Distributions from Underlying Funds	4,386,366	10,764,822	2,925,851	7,014,074
Futures contracts	(19,980)	410,296	(486,595)	(588,764)
Options written	16,804	58,247	19,636	29,265
Total net realized gain (loss)	2,989,869	17,669,069	1,433,408	5,891,768
Change in net unrealized appreciation (depreciation) of:
Affiliated investments	(9,456,210)	(36,716,988)	(8,206,551)	(16,106,948)
Non-affiliated investments	10,412	5,254	(7,139)	11,270
Futures contracts	(853,428)	(946,835)	(86,878)	(956,298)
Options written	228	790	266	397
Total change in net unrealized appreciation (depreciation)	(10,298,998)	(37,657,779)	(8,300,302)	(17,051,579)
Net realized and unrealized gain (loss)	(7,309,129)	(19,988,710)	(6,866,894)	(11,159,811)
Net increase (decrease) in net assets from operations	$(4,206,649)	$(8,446,977)	$(2,956,700)	$(5,529,050)

See accompanying notes to financial statements.

46	Nuveen Investments

Statement of

Changes in Net Assets

	Strategy Aggressive Growth Allocation		Strategy Balanced Allocation
	Year Ended 8/31/15	Year Ended 8/31/14	Year Ended 8/31/15	Year Ended 8/31/14
Operations
Net investment income (loss)	$3,102,480	$2,550,439	$11,541,733	$9,777,917
Total net realized gain (loss)	2,989,869	7,666,314	17,669,069	32,292,772
Total change in net unrealized appreciation (depreciation)	(10,298,998)	8,639,060	(37,657,779)	15,386,384
Net increase (decrease) in net assets from operations	(4,206,649)	18,855,813	(8,446,977)	57,457,073
Distributions to Shareholders
From net investment income:
Class A Shares	(1,764,790)	(1,733,764)	(7,585,467)	(5,408,700)
Class C Shares	(315,945)	(306,213)	(1,304,077)	(781,675)
Class R3 Shares	(133,274)	(104,812)	(235,281)	(174,097)
Class I Shares	(885,712)	(954,969)	(5,149,500)	(3,884,782)
From accumulated net realized gains:
Class A Shares	(4,338,279)	(642,785)	(15,929,621)	(8,364,627)
Class C Shares	(1,069,057)	(153,139)	(3,361,722)	(1,686,735)
Class R3 Shares	(355,553)	(42,170)	(518,642)	(273,891)
Class I Shares	(2,068,648)	(325,537)	(9,912,651)	(5,531,447)
Decrease in net assets from distributions to shareholders	(10,931,258)	(4,263,389)	(43,996,961)	(26,105,954)
Fund Share Transactions
Proceeds from sale of shares	10,938,279	12,909,987	46,181,387	48,893,316
Proceeds from shares issued to shareholders due to reinvestment of distributions	9,847,892	3,758,906	41,209,648	24,432,515
	20,786,171	16,668,893	87,391,035	73,325,831
Cost of shares redeemed	(23,614,796)	(24,109,484)	(103,572,570)	(70,232,478)
Net increase (decrease) in net assets from Fund share transactions	(2,828,625)	(7,440,591)	(16,181,535)	3,093,353
Net increase (decrease) in net assets	(17,966,532)	7,151,833	(68,625,473)	34,444,472
Net assets at the beginning of period	106,111,513	98,959,680	385,984,706	351,540,234
Net assets at the end of period	$88,144,981	$106,111,513	$317,359,233	$385,984,706
Undistributed (Over-distribution of) net investment income at the end of period	$412,821	$424,179	$1,740,257	$4,459,538

See accompanying notes to financial statements.

Nuveen Investments	47

Statement of Changes in Net Assets (continued)

	Strategy Conservative Allocation		Strategy Growth Allocation
	Year Ended 8/31/15	Year Ended 8/31/14	Year Ended 8/31/15	Year Ended 8/31/14
Operations
Net investment income (loss)	$3,910,194	$3,450,689	$5,630,761	$4,361,275
Total net realized gain (loss)	1,433,408	4,802,599	5,891,768	10,046,311
Total change in net unrealized appreciation (depreciation)	(8,300,302)	6,573,169	(17,051,579)	14,912,166
Net increase (decrease) in net assets from operations	(2,956,700)	14,826,457	(5,529,050)	29,319,752
Distributions to Shareholders
From net investment income:
Class A Shares	(1,728,352)	(1,986,226)	(3,118,795)	(2,778,595)
Class C Shares	(424,463)	(433,624)	(630,534)	(535,545)
Class R3 Shares	(33,338)	(45,235)	(242,801)	(171,330)
Class I Shares	(781,260)	(704,044)	(1,663,836)	(1,520,835)
From accumulated net realized gains:
Class A Shares	(2,480,706)	(493,453)	(5,392,556)	(3,311,445)
Class C Shares	(878,112)	(147,960)	(1,465,718)	(855,824)
Class R3 Shares	(56,573)	(12,403)	(459,609)	(222,311)
Class I Shares	(1,035,619)	(154,046)	(2,694,615)	(1,668,569)
Decrease in net assets from distributions to shareholders	(7,418,423)	(3,976,991)	(15,668,464)	(11,064,454)
Fund Share Transactions
Proceeds from sale of shares	17,051,709	21,755,885	17,445,331	32,935,314
Proceeds from shares issued to shareholders due to reinvestment of distributions	6,151,166	3,280,388	14,603,420	10,114,015
	23,202,875	25,036,273	32,048,751	43,049,329
Cost of shares redeemed	(36,299,341)	(40,246,452)	(37,215,301)	(35,168,504)
Net increase (decrease) in net assets from Fund share transactions	(13,096,466)	(15,210,179)	(5,166,550)	7,880,825
Net increase (decrease) in net assets	(23,471,589)	(4,360,713)	(26,364,064)	26,136,123
Net assets at the beginning of period	131,124,264	135,484,977	183,026,921	156,890,798
Net assets at the end of period	$107,652,675	$131,124,264	$156,662,857	$183,026,921
Undistributed (Over-distribution of) net investment income at the end of period	$2,137,479	$1,195,462	$783,574	$823,609

See accompanying notes to financial statements.

48	Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments	49

Financial

Highlights

Strategy Aggressive Growth Allocation

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (9/01)
2015	$16.67	$0.49	$(1.19)	$(0.70)	$(0.48)	$(1.29)	$(1.77)	$14.20
2014	14.48	0.38	2.45	2.83	(0.47)	(0.17)	(0.64)	16.67
2013	12.96	0.28	1.53	1.81	(0.29)	—	(0.29)	14.48
2012	12.10	0.15	0.79	0.94	(0.08)	—	(0.08)	12.96
2011	10.56	0.09	1.64	1.73	(0.19)	—	(0.19)	12.10
Class C (9/01)
2015	16.04	0.37	(1.16)	(0.79)	(0.35)	(1.29)	(1.64)	13.61
2014	13.94	0.27	2.35	2.62	(0.35)	(0.17)	(0.52)	16.04
2013	12.48	0.16	1.48	1.64	(0.18)	—	(0.18)	13.94
2012	11.66	0.06	0.76	0.82	—	—	—	12.48
2011	10.19	(0.01)	1.60	1.59	(0.12)	—	(0.12)	11.66
Class R3 (10/96)
2015	16.47	0.45	(1.18)	(0.73)	(0.44)	(1.29)	(1.73)	14.01
2014	14.31	0.33	2.43	2.76	(0.43)	(0.17)	(0.60)	16.47
2013	12.81	0.23	1.52	1.75	(0.25)	—	(0.25)	14.31
2012	11.96	0.11	0.79	0.90	(0.05)	—	(0.05)	12.81
2011	10.44	0.06	1.64	1.70	(0.18)	—	(0.18)	11.96
Class I (9/01)
2015	16.73	0.54	(1.21)	(0.67)	(0.52)	(1.29)	(1.81)	14.25
2014	14.53	0.44	2.44	2.88	(0.51)	(0.17)	(0.68)	16.73
2013	13.00	0.31	1.54	1.85	(0.32)	—	(0.32)	14.53
2012	12.14	0.18	0.80	0.98	(0.12)	—	(0.12)	13.00
2011	10.59	0.10	1.67	1.77	(0.22)	—	(0.22)	12.14

50	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses(d)	Net Investment Income (Loss)	Expenses(d)	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

(4.20)%	$50,354	0.66%	3.02%	0.50%	3.18%	20%
19.92	60,400	0.65	2.24	0.47	2.43	42
14.18	51,794	0.63	1.76	0.40	1.99	12
7.87	49,150	0.71	0.91	0.40	1.22	30
16.38	51,004	0.65	0.45	0.40	0.70	43

(4.98)	11,377	1.41	2.34	1.25	2.50	20
19.08	13,432	1.40	1.55	1.22	1.74	42
13.32	12,264	1.38	0.99	1.15	1.22	12
7.03	11,592	1.46	0.17	1.15	0.48	30
15.55	12,249	1.40	(0.31)	1.15	(0.06)	43

(4.47)	3,926	0.91	2.86	0.75	3.01	20
19.63	4,495	0.90	1.93	0.72	2.12	42
13.88	3,728	0.88	1.47	0.65	1.70	12
7.58	4,600	0.96	0.62	0.65	0.93	30
16.21	4,294	0.91	0.19	0.65	0.45	43

(3.98)	22,489	0.41	3.38	0.25	3.53	20
20.21	27,785	0.40	2.61	0.22	2.79	42
14.50	29,433	0.38	2.00	0.15	2.23	12
8.13	29,339	0.46	1.16	0.15	1.47	30
16.68	30,717	0.39	0.55	0.15	0.79	43

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. These underlying fund fees and expenses are not reflected in the expense ratios. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Nuveen Investments	51

Financial Highlights (continued)

Strategy Balanced Allocation

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (9/01)
2015	$12.07	$0.37	$(0.67)	$(0.30)	$(0.44)	$(0.99)	$(1.43)	$10.34
2014	11.10	0.30	1.48	1.78	(0.31)	(0.50)	(0.81)	12.07
2013	10.72	0.26	0.61	0.87	(0.24)	(0.25)	(0.49)	11.10
2012	10.04	0.20	0.62	0.82	(0.14)	—	(0.14)	10.72
2011	9.04	0.17	0.95	1.12	(0.12)	—	(0.12)	10.04
Class C (9/01)
2015	11.89	0.27	(0.65)	(0.38)	(0.35)	(0.99)	(1.34)	10.17
2014	10.94	0.21	1.46	1.67	(0.22)	(0.50)	(0.72)	11.89
2013	10.57	0.17	0.61	0.78	(0.16)	(0.25)	(0.41)	10.94
2012	9.90	0.12	0.62	0.74	(0.07)	—	(0.07)	10.57
2011	8.91	0.09	0.94	1.03	(0.04)	—	(0.04)	9.90
Class R3 (10/96)
2015	11.94	0.33	(0.66)	(0.33)	(0.41)	(0.99)	(1.40)	10.21
2014	10.99	0.27	1.46	1.73	(0.28)	(0.50)	(0.78)	11.94
2013	10.61	0.22	0.62	0.84	(0.21)	(0.25)	(0.46)	10.99
2012	9.94	0.17	0.62	0.79	(0.12)	—	(0.12)	10.61
2011	8.95	0.14	0.94	1.08	(0.09)	—	(0.09)	9.94
Class I (9/01)
2015	12.04	0.38	(0.65)	(0.27)	(0.47)	(0.99)	(1.46)	10.31
2014	11.07	0.33	1.48	1.81	(0.34)	(0.50)	(0.84)	12.04
2013	10.69	0.28	0.62	0.90	(0.27)	(0.25)	(0.52)	11.07
2012	10.02	0.23	0.61	0.84	(0.17)	—	(0.17)	10.69
2011	9.02	0.19	0.95	1.14	(0.14)	—	(0.14)	10.02

52	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses(d)	Net Investment Income (Loss)	Expenses(d)	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

(2.54)%	157,215	0.54%	3.35%	0.50%	3.39%	21%
16.70	204,710	0.54	2.51	0.47	2.59	28
8.36	183,459	0.53	2.19	0.40	2.32	11
8.31	184,856	0.56	1.81	0.40	1.97	38
12.32	161,839	0.53	1.56	0.40	1.69	34

(3.20)	37,514	1.29	2.47	1.25	2.50	21
15.85	41,296	1.29	1.76	1.22	1.84	28
7.54	34,447	1.28	1.41	1.15	1.54	11
7.49	33,069	1.31	1.00	1.15	1.15	38
11.57	22,493	1.29	0.79	1.15	0.93	34

(2.77)	5,497	0.79	2.97	0.75	3.01	21
16.36	7,159	0.79	2.23	0.72	2.30	28
8.16	6,225	0.78	1.90	0.65	2.04	11
8.01	5,545	0.81	1.56	0.65	1.72	38
12.06	4,253	0.79	1.25	0.65	1.39	34

(2.22)	117,133	0.29	3.41	0.25	3.45	21
17.03	132,820	0.29	2.78	0.22	2.86	28
8.65	123,583	0.28	2.45	0.15	2.58	11
8.50	133,597	0.31	2.09	0.15	2.25	38
12.63	133,723	0.27	1.75	0.15	1.88	34

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. These underlying fund fees and expenses are not reflected in the expense ratios. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Nuveen Investments	53

Financial Highlights (continued)

Strategy Conservative Allocation

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (9/01)
2015	$12.43	$0.40	$(0.71)	$(0.31)	$(0.30)	$(0.43)	$(0.73)	$11.39
2014	11.46	0.33	1.01	1.34	(0.30)	(0.07)	(0.37)	12.43
2013	11.44	0.29	0.11	0.40	(0.27)	(0.11)	(0.38)	11.46
2012	10.89	0.29	0.53	0.82	(0.27)	—	(0.27)	11.44
2011	10.27	0.28	0.58	0.86	(0.24)	—	(0.24)	10.89
Class C (9/01)
2015	12.35	0.30	(0.69)	(0.39)	(0.21)	(0.43)	(0.64)	11.32
2014	11.39	0.23	1.01	1.24	(0.21)	(0.07)	(0.28)	12.35
2013	11.37	0.21	0.10	0.31	(0.18)	(0.11)	(0.29)	11.39
2012	10.83	0.20	0.53	0.73	(0.19)	—	(0.19)	11.37
2011	10.21	0.20	0.58	0.78	(0.16)	—	(0.16)	10.83
Class R3 (10/96)
2015	12.40	0.38	(0.72)	(0.34)	(0.27)	(0.43)	(0.70)	11.36
2014	11.43	0.30	1.01	1.31	(0.27)	(0.07)	(0.34)	12.40
2013	11.41	0.27	0.10	0.37	(0.24)	(0.11)	(0.35)	11.43
2012	10.87	0.27	0.52	0.79	(0.25)	—	(0.25)	11.41
2011	10.25	0.25	0.59	0.84	(0.22)	—	(0.22)	10.87
Class I (9/01)
2015	12.43	0.43	(0.71)	(0.28)	(0.34)	(0.43)	(0.77)	11.38
2014	11.45	0.35	1.03	1.38	(0.33)	(0.07)	(0.40)	12.43
2013	11.44	0.32	0.10	0.42	(0.30)	(0.11)	(0.41)	11.45
2012	10.89	0.33	0.52	0.85	(0.30)	—	(0.30)	11.44
2011	10.26	0.30	0.60	0.90	(0.27)	—	(0.27)	10.89

54	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses(d)	Net Investment Income (Loss)	Expenses(d)	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

(2.45)%	59,298	0.55%	3.31%	0.50%	3.36%	20%
11.86	77,765	0.57	2.61	0.47	2.71	20
3.44	80,009	0.55	2.37	0.40	2.52	18
7.64	79,076	0.59	2.38	0.40	2.57	44
8.39	44,341	0.62	2.35	0.40	2.57	34

(3.28)	22,521	1.30	2.52	1.25	2.57	20
11.00	25,195	1.32	1.82	1.22	1.92	20
2.69	23,947	1.30	1.66	1.15	1.80	18
6.78	24,381	1.34	1.63	1.15	1.82	44
7.66	13,757	1.37	1.60	1.15	1.83	34

(2.82)	1,048	0.80	3.14	0.75	3.19	20
11.61	1,640	0.81	2.38	0.72	2.48	20
3.21	1,928	0.80	2.18	0.65	2.33	18
7.33	2,156	0.84	2.26	0.65	2.45	44
8.17	2,394	0.87	2.10	0.65	2.32	34

(2.36)	24,785	0.30	3.60	0.25	3.65	20
12.23	26,525	0.32	2.83	0.22	2.93	20
3.61	26,669	0.30	2.62	0.15	2.76	18
7.94	28,992	0.34	2.78	0.15	2.97	44
8.78	24,435	0.37	2.54	0.15	2.76	34

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. These underlying fund fees and expenses are not reflected in the expense ratios. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Nuveen Investments	55

Financial Highlights (continued)

Strategy Growth Allocation

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (9/01)
2015	$13.47	$0.41	$(0.85)	$(0.44)	$(0.41)	$(0.75)	$(1.16)	$11.87
2014	12.10	0.33	1.86	2.19	(0.37)	(0.45)	(0.82)	13.47
2013	11.55	0.26	0.97	1.23	(0.30)	(0.38)	(0.68)	12.10
2012	10.93	0.18	0.68	0.86	(0.16)	(0.08)	(0.24)	11.55
2011	9.76	0.14	1.28	1.42	(0.25)	—	(0.25)	10.93
Class C (9/01)
2015	13.11	0.31	(0.83)	(0.52)	(0.31)	(0.75)	(1.06)	11.53
2014	11.79	0.23	1.81	2.04	(0.27)	(0.45)	(0.72)	13.11
2013	11.26	0.17	0.95	1.12	(0.21)	(0.38)	(0.59)	11.79
2012	10.66	0.09	0.67	0.76	(0.08)	(0.08)	(0.16)	11.26
2011	9.52	0.05	1.26	1.31	(0.17)	—	(0.17)	10.66
Class R3 (10/96)
2015	13.29	0.38	(0.85)	(0.47)	(0.37)	(0.75)	(1.12)	11.70
2014	11.95	0.29	1.84	2.13	(0.34)	(0.45)	(0.79)	13.29
2013	11.41	0.24	0.95	1.19	(0.27)	(0.38)	(0.65)	11.95
2012	10.79	0.15	0.68	0.83	(0.13)	(0.08)	(0.21)	11.41
2011	9.64	0.11	1.27	1.38	(0.23)	—	(0.23)	10.79
Class I (9/01)
2015	13.54	0.47	(0.88)	(0.41)	(0.45)	(0.75)	(1.20)	11.93
2014	12.16	0.37	1.86	2.23	(0.40)	(0.45)	(0.85)	13.54
2013	11.61	0.29	0.97	1.26	(0.33)	(0.38)	(0.71)	12.16
2012	10.98	0.21	0.69	0.90	(0.19)	(0.08)	(0.27)	11.61
2011	9.80	0.15	1.30	1.45	(0.27)	—	(0.27)	10.98

56	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses(d)	Net Investment Income (Loss)	Expenses(d)	Net Investment Income (Loss)	Portfolio Turnover Rate(e)

(3.31)%	$88,018	0.59%	3.17%	0.50%	3.27%	21%
18.73	101,906	0.59	2.41	0.47	2.53	31
11.20	85,187	0.59	2.02	0.40	2.20	15
8.10	81,174	0.66	1.35	0.40	1.61	32
14.46	82,189	0.61	1.01	0.40	1.22	45

(3.99)	22,444	1.35	2.47	1.25	2.57	21
17.87	25,405	1.34	1.70	1.22	1.82	31
10.40	21,491	1.34	1.27	1.15	1.45	15
7.24	19,948	1.41	0.59	1.15	0.86	32
13.77	19,356	1.36	0.25	1.15	0.47	45

(3.49)	6,794	0.84	2.94	0.75	3.04	21
18.39	7,935	0.84	2.15	0.72	2.27	31
10.93	6,074	0.84	1.83	0.65	2.01	15
7.91	6,902	0.91	1.08	0.65	1.34	32
14.24	6,728	0.87	0.74	0.65	0.96	45

(3.02)	39,407	0.34	3.58	0.25	3.68	21
19.02	47,781	0.34	2.70	0.22	2.83	31
11.43	40,472	0.33	2.25	0.15	2.43	15
8.45	42,238	0.41	1.61	0.15	1.87	32
14.76	41,877	0.35	1.13	0.15	1.33	45

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. These underlying fund fees and expenses are not reflected in the expense ratios. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Nuveen Investments	57

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

Nuveen Strategy Funds, Inc. (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Strategy Aggressive Growth Allocation Fund (“Strategy Aggressive Growth Allocation”), Nuveen Strategy Balanced Allocation Fund (“Strategy Balanced Allocation”), Nuveen Strategy Conservative Allocation Fund (“Strategy Conservative Allocation”) and Nuveen Strategy Growth Allocation Fund (“Strategy Growth Allocation”), (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the state of Minnesota on June 19, 1996.

The end of the reporting period for the Funds is August 31, 2015, and the period covered by these Notes to Financial Statements is the fiscal year ended August 31, 2015 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (“NAM”), a subsidiary of the Adviser, under which NAM manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies

Strategy Aggressive Growth Allocation’s investment objective is to seek a high level of capital growth. Strategy Balanced Allocation’s investment objective is to seek both capital growth and current income. Strategy Conservative Allocation’s investment objective is to seek a high level of current income consistent with limited risk to capital. Strategy Growth Allocation’s investment objective is to seek capital growth with a moderate level of current income.

Each Fund is a “fund of funds,” which invests primarily in a variety of other mutual funds that are also advised by NAM (the “Underlying Funds”). Strategy Aggressive Growth Allocation and Strategy Growth Allocation seek to achieve their objectives by providing high allocations to various Underlying Funds that invest primarily in equity securities, including small company and international company equity securities, with relatively little emphasis on Underlying Funds that invest primarily in fixed income securities. Strategy Balanced Allocation seeks to achieve its objective by generally providing significant allocations both to Underlying Funds that invest primarily in equity securities and to Underlying Funds that invest primarily in fixed income securities, but having a higher allocation to equity funds under most market conditions. Strategy Conservative Allocation seeks to achieve its objective by providing a high allocation to Underlying Funds that invest primarily in fixed income securities, but also has a limited exposure to Underlying Funds that invest primarily in equities, which is designed to help offset inflation and provide a source for potential increases in income over time. Each Fund may invest in an Underlying Fund that is an absolute return fund in an effort to enhance the Fund’s returns and mitigate risk by holding an investment believed to have a reduced level of correlation with the equity and fixed income markets. Each Fund may also invest in Underlying Funds that provide investment exposure to the performance of commodities. Strategy Aggressive Growth Allocation, Strategy Balanced Allocation, Strategy Conservative Allocation and Strategy Growth Allocation may each invest up to 10%, 5%, 5% and 10%, respectively, of its total assets in Underlying Funds and other securities that provide commodity exposure. In addition to investing in the Underlying Funds, each Fund may invest in exchange-traded funds (“ETFs”), closed-end investment companies, and other investment companies not affiliated with the Fund, provided that the Fund invests no more than 10% of its total assets, collectively, in unaffiliated pooled investment vehicles (other than certain money market funds).

Each Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps, collars, and floors; foreign currency contracts; and options on foreign currencies. Each Fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk; to manage the effective maturity or duration of securities in the Fund’s, or its Underlying Fund’s, portfolio; or for speculative purposes in an effort to increase the Fund’s yield or to enhance returns. Each Fund may also use derivatives to gain exposure to non-dollar denominated securities markets. The use of a derivative is speculative if the Fund is primarily seeking to enhance returns, rather than offset the risk of other positions. When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. Each Fund will limit its direct investments in derivatives such that it will not be subject to regulation as a commodity pool.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

58	Nuveen Investments

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income and realized gain distributions from the Underlying Funds are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Realized gain distributions from the Underlying Funds are recognized as a component of “Distributions from Underlying Funds” on the Statement of Operations.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders annually for Strategy Aggressive Growth Allocation and Strategy Growth Allocation, quarterly for Strategy Balanced Allocation and monthly for Strategy Conservative Allocation. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and 0.25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

Nuveen Investments	59

Notes to Financial Statements (continued)

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The Underlying Funds in which the Funds invest are valued at their respective NAVs on valuation date. Securities and other assets for which market quotations are available, including non-affiliated ETFs in which the Funds invest, are valued at the last sales price on the securities exchange on which such securities are primarily traded. These securities are generally classified as Level 1.

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Directors (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price. Exchange-traded options and futures contracts are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

60	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Strategy Aggressive Growth Allocation	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Absolute Return Funds	$6,866,599	$—	$—	$6,866,599
Commodity Funds	3,731,324	—	—	3,731,324
Equity Funds	60,564,709	—	—	60,564,709
Fixed Income Funds	7,456,854	—	—	7,456,854
Short-Term Investments:
Money Market Funds	10,795,489	—	—	10,795,489
U.S. Government and Agency Obligations	—	1,399,972	—	1,399,972
Investments in Derivatives:
Futures Contracts**	(710,427)	—	—	(710,427)
Options Written	(979)	—	—	(979)
Total	$88,703,569	$1,399,972	$—	$90,103,541

Strategy Balanced Allocation
Long-Term Investments*:
Absolute Return Funds	$30,899,497	$—	$—	$30,899,497
Commodity Funds	9,524,222	—	—	9,524,222
Equity Funds	146,646,502	—	—	146,646,502
Fixed Income Funds	110,395,441	—	—	110,395,441
Short-Term Investments:
Money Market Funds	21,452,156	—	—	21,452,156
U.S. Government and Agency Obligations	—	3,499,930	—	3,499,930
Investments in Derivatives:
Futures Contracts**	(215,567)	—	—	(215,567)
Options Written	(3,394)	—	—	(3,394)
Total	$318,698,857	$3,499,930	$—	$322,198,787

Strategy Conservative Allocation
Long-Term Investments*:
Absolute Return Funds	$11,032,127	$—	$—	$11,032,127
Commodity Funds	2,229,304	—	—	2,229,304
Equity Funds	28,165,350	—	—	28,165,350
Fixed Income Funds	60,546,993	—	—	60,546,993
Short-Term Investments:
Money Market Funds	5,978,234	—	—	5,978,234
U.S. Government and Agency Obligations	—	624,987	—	624,987
Investments in Derivatives:
Futures Contracts**	(171,931)	—	—	(171,931)
Options Written	(1,144)	—	—	(1,144)
Total	$107,778,933	$624,987	$—	$108,403,920

Strategy Growth Allocation
Long-Term Investments*:
Absolute Return Funds	$13,428,807	$—	$—	$13,428,807
Commodity Funds	4,705,290	—	—	4,705,290
Equity Funds	95,332,679	—	—	95,332,679
Fixed Income Funds	27,880,889	—	—	27,880,889
Short-Term Investments:
Money Market Funds	15,919,053	—	—	15,919,053
U.S. Government and Agency Obligations	—	1,799,964	—	1,799,964
Investments in Derivatives:
Futures Contracts**	(802,034)	—	—	(802,034)
Options Written	(1,705)	—	—	(1,705)
Total	$156,462,979	$1,799,964	$—	$158,262,943
*	Refer to the Fund’s Portfolio of Investments for further information on the Underlying Funds in which the Funds invests.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

Nuveen Investments	61

Notes to Financial Statements (continued)

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies, and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, each Fund tactically used additional equity and fixed-income futures to adjust its allocation to equity and fixed-income investments.

62	Nuveen Investments

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Average notional amount of futures contracts outstanding*	$27,138,283	$81,473,317	$21,622,153	$47,075,455
*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Strategy Aggressive Growth Allocation

Equity	Futures contracts	Receivable for variation margin on futures contracts*	$720,054	—	—
Equity	Futures contracts	Receivable for variation margin on futures contracts*	(195,706)	Payable for variation margin on futures contracts*	$(1,241,148)
Foreign currency exchange rate	Futures contracts	—	—	Payable for variation margin on futures contracts*	6,373
Total			$524,348		$(1,234,775)

Strategy Balanced Allocation

Equity	Futures contracts	Receivable for variation margin on futures contracts*	$2,304,174	Payable for variation margin on futures contracts*	$408,708
Equity	Futures contracts	—	—	Payable for variation margin on futures contracts*	(2,950,604)
Foreign currency exchange rate	Futures contracts	—	—	Payable for variation margin on futures contracts*	22,155
Total			$2,304,174		$(2,519,741)

Strategy Conservative Allocation

Equity	Futures contracts	Receivable for variation margin on futures contracts*	$689,195	Payable for variation margin on futures contracts*	$66,277
Equity	Futures contracts	—	—	Payable for variation margin on futures contracts*	(934,990)
Foreign currency exchange rate	Futures contracts	—	—	Payable for variation margin on futures contracts*	7,587
Total			$689,195		$(861,126)

Strategy Growth Allocation

Equity	Futures contracts	Receivable for variation margin on futures contracts*	$1,440,109	—	—
Equity	Futures contracts	Receivable for variation margin on futures contracts*	(301,087)	Payable for variation margin on futures contracts*	$(1,952,285)
Foreign currency exchange rate	Futures contracts	—	—	Payable for variation margin on futures contracts*	11,229
Total			$1,139,022		$(1,941,056)
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments, and not the asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (depreciation) of Futures Contracts
Strategy Aggressive Growth Allocation
	Equity	Futures contracts	$(89,413)	$(862,283)
	Foreign currency exchange rate	Futures contracts	35,187	6,373
	Interest rate	Futures contracts	34,246	2,482
Total			$(19,980)	$(853,428)

Nuveen Investments	63

Notes to Financial Statements (continued)

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (depreciation) of Futures Contracts
Strategy Balanced Allocation
	Equity	Futures contracts	$163,670	$(977,679)
	Foreign currency exchange rate	Futures contracts	122,315	22,155
	Interest rate	Futures contracts	124,311	8,689
Total			$410,296	$(946,835)
Strategy Conservative Allocation
	Equity	Futures contracts	$(564,084)	$(94,465)
	Foreign currency exchange rate	Futures contracts	41,889	7,587
	Interest rate	Futures contracts	35,600	—
Total			$(486,595)	$(86,878)
Strategy Growth Allocation
	Equity	Futures contracts	$(722,063)	$(971,605)
	Foreign currency exchange rate	Futures contracts	61,995	11,229
	Interest rate	Futures contracts	71,304	4,078
Total			$(588,764)	$(956,298)

Options Transactions

The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options purchased, at value” on the Statement of Assets and Liabilities. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or a Fund enters into a closing purchase transaction. The changes in the value of options purchased and/or written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options purchased and/or written” on the Statement of Operations. When an option is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options purchased and/or written” on the Statement of Operations. The Fund, as a writer of an option has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period, each Fund used equity call options to generate return and manage the Funds. These call options were purchased as part of a covered call strategy to take advantage of high implied market volatility.

The average notional amount of outstanding options written during the current fiscal period was as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Average notional amount of outstanding options written*	$49,840	$172,760	$58,240	$86,800
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all options held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Strategy Aggressive Growth Allocation

Commodity	Options	—	$—	Options written, at value	$(979)

Strategy Balanced Allocation

Commodity	Options	—	$—	Options written, at value	$(3,394)

Strategy Conservative Allocation

Commodity	Options	—	$—	Options written, at value	$(1,144)

Strategy Growth Allocation

Commodity	Options	—	$—	Options written, at value	$(1,705)

64	Nuveen Investments

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
Strategy Aggressive Growth Allocation	Commodity	Options	$16,804	$228
Strategy Balanced Allocation	Commodity	Options	58,247	790
Strategy Conservative Allocation	Commodity	Options	19,636	266
Strategy Growth Allocation	Commodity	Options	29,265	397

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 8/31/15		Year Ended 8/31/14
Strategy Aggressive Growth Allocation	Shares	Amount	Shares	Amount
Shares sold:
Class A	298,593	$4,525,294	379,485	$5,964,404
Class A – automatic conversion of Class B Shares	—	—	81,197	1,333,489
Class B	—	—	11	165
Class C	62,672	910,914	77,217	1,173,141
Class R3	74,732	1,142,905	88,847	1,394,875
Class I	284,116	4,359,166	193,320	3,043,913
Shares issued to shareholders due to reinvestment of distributions:
Class A	416,972	6,059,869	147,550	2,299,662
Class B	—	—	4,016	60,472
Class C	96,183	1,338,178	28,824	433,208
Class R3	32,497	465,769	9,541	146,982
Class I	136,045	1,984,076	52,419	818,582
	1,401,810	20,786,171	1,062,427	16,668,893
Shares redeemed:
Class A	(791,644)	(12,057,187)	(562,395)	(8,907,502)
Class B	—	—	(44,579)	(678,249)
Class B – automatic conversion to Class A Shares	—	—	(84,049)	(1,333,489)
Class C	(160,651)	(2,322,024)	(148,100)	(2,257,508)
Class R3	(99,937)	(1,505,774)	(85,998)	(1,344,575)
Class I	(502,714)	(7,729,811)	(611,011)	(9,588,161)
	(1,554,946)	(23,614,796)	(1,536,132)	(24,109,484)
Net increase (decrease)	(153,136)	$(2,828,625)	(473,705)	$(7,440,591)

Nuveen Investments	65

Notes to Financial Statements (continued)

	Year Ended 8/31/15		Year Ended 8/31/14
Strategy Balanced Allocation	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,050,256	$11,626,157	1,675,240	$19,435,300
Class A – automatic conversion of Class B Shares	—	—	247,263	2,948,277
Class B	—	—	12,672	144,305
Class C	592,377	6,369,233	751,895	8,592,824
Class R3	134,441	1,463,365	192,465	2,190,693
Class I	2,470,789	26,722,632	1,351,562	15,581,917
Shares issued to shareholders due to reinvestment of distributions:
Class A	2,137,230	22,682,355	1,155,644	13,080,400
Class B	—	—	18,987	210,951
Class C	392,523	4,090,451	192,769	2,144,346
Class R3	71,899	753,771	39,954	447,181
Class I	1,292,015	13,683,071	756,537	8,549,637
	8,141,530	87,391,035	6,394,988	73,325,831
Shares redeemed:
Class A	(4,939,858)	(54,168,298)	(2,639,180)	(30,659,856)
Class B	—	—	(130,317)	(1,485,337)
Class B – automatic conversion to Class A Shares	—	—	(251,242)	(2,948,277)
Class C	(769,131)	(8,301,211)	(618,213)	(7,054,406)
Class R3	(267,860)	(2,968,926)	(199,227)	(2,280,334)
Class I	(3,431,600)	(38,134,135)	(2,232,929)	(25,804,268)
	(9,408,449)	(103,572,570)	(6,071,108)	(70,232,478)
Net increase (decrease)	(1,266,919)	$(16,181,535)	323,880	$3,093,353

	Year Ended 8/31/15		Year Ended 8/31/14
Strategy Conservative Allocation	Shares	Amount	Shares	Amount
Shares sold:
Class A	396,995	$4,703,759	815,848	$9,810,495
Class A – automatic conversion of Class B Shares	—	—	177,920	2,197,581
Class B	—	—	1,746	20,640
Class C	240,896	2,842,486	315,933	3,739,285
Class R3	18,976	225,082	73,168	866,192
Class I	775,356	9,280,382	425,910	5,121,692
Shares issued to shareholders due to reinvestment of distributions:
Class A	313,401	3,663,014	179,712	2,146,859
Class B	—	—	4,528	53,293
Class C	102,632	1,189,060	44,151	522,878
Class R3	7,717	89,911	4,841	57,583
Class I	103,467	1,209,181	41,815	499,775
	1,959,440	23,202,875	2,085,572	25,036,273
Shares redeemed:
Class A	(1,756,867)	(20,994,917)	(1,899,767)	(22,753,054)
Class B	—	—	(84,738)	(1,003,012)
Class B – automatic conversion to Class A Shares	—	—	(179,224)	(2,197,581)
Class C	(393,098)	(4,639,895)	(423,106)	(5,035,403)
Class R3	(66,658)	(785,595)	(114,419)	(1,378,492)
Class I	(834,678)	(9,878,934)	(661,408)	(7,878,910)
	(3,051,301)	(36,299,341)	(3,362,662)	(40,246,452)
Net increase (decrease)	(1,091,861)	$(13,096,466)	(1,277,090)	$(15,210,179)

66	Nuveen Investments

	Year Ended 8/31/15		Year Ended 8/31/14
Strategy Growth Allocation	Shares	Amount	Shares	Amount
Shares sold:
Class A	567,634	$7,154,416	852,278	$10,898,255
Class A – automatic conversion of Class B Shares	—	—	192,258	2,552,717
Class B	—	—	1,078	13,650
Class C	230,138	2,815,897	404,187	5,018,540
Class R3	180,016	2,237,508	194,376	2,481,205
Class I	407,536	5,237,510	922,691	11,970,947
Shares issued to shareholders due to reinvestment of distributions:
Class A	695,834	8,438,594	466,642	5,851,297
Class B	—	—	15,545	189,529
Class C	172,897	2,035,490	110,303	1,346,611
Class R3	58,743	702,410	31,818	393,641
Class I	280,983	3,426,926	185,154	2,332,937
	2,593,781	32,048,751	3,376,330	43,049,329
Shares redeemed:
Class A	(1,409,323)	(17,915,787)	(985,473)	(12,669,386)
Class B	—	—	(130,432)	(1,604,518)
Class B – automatic conversion to Class A Shares	—	—	(197,453)	(2,552,717)
Class C	(393,998)	(4,797,028)	(398,991)	(4,982,241)
Class R3	(254,918)	(3,112,899)	(137,557)	(1,750,982)
Class I	(913,596)	(11,389,587)	(907,194)	(11,608,660)
	(2,971,835)	(37,215,301)	(2,757,100)	(35,168,504)
Net increase (decrease)	(378,054)	$(5,166,550)	619,230	$7,880,825

5. Investment Transactions

Long-term purchases and sales (excluding derivative transactions) during the current fiscal period were as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Purchases:
Affiliated investments	$16,907,169	$66,672,121	$21,600,742	$32,365,946
Non-affiliated investments	2,203,400	5,985,007	1,541,824	2,967,741
Sales:
Affiliated investments	33,230,105	123,541,430	41,152,746	55,173,984
Non-affiliated investments	261,624	918,967	313,599	1,714,921

Transactions in options written during the current fiscal period were as follows:

	Strategy Aggressive Growth Allocation		Strategy Balanced Allocation
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding, beginning of period	—	$—	—	$—
Options written	668	24,711	2,323	86,030
Options terminated in closing purchase transactions	(134)	(6,700)	(472)	(23,599)
Options expired	(356)	(16,804)	(1,234)	(58,247)
Options outstanding, end of period	178	$1,207	617	$4,184

	Strategy Conservative Allocation		Strategy Growth Allocation
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding, beginning of period	—	$—	—	$—
Options written	785	29,096	1,166	43,167
Options terminated in closing purchase transactions	(161)	(8,050)	(236)	(11,800)
Options expired	(416)	(19,636)	(620)	(29,265)
Options outstanding, end of period	208	$1,410	310	$2,102

Nuveen Investments	67

Notes to Financial Statements (continued)

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of August 31, 2015, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Cost of investments	$88,863,448	$305,195,293	$107,378,518	$153,669,837
Gross unrealized:
Appreciation	5,185,954	28,166,411	3,845,600	10,211,710
Depreciation	(3,234,455)	(10,943,956)	(2,647,123)	(4,814,865)
Net unrealized appreciation (depreciation) of investments	$1,951,499	$17,222,455	$1,198,477	$5,396,845

Permanent differences, primarily due to federal taxes paid, investments in underlying funds, distribution reallocations and investments in partnerships, resulted in reclassifications among the Funds’ components of net assets as of August 31, 2015, the Funds’ tax year end, as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Capital paid-in	$18	$(6,713)	$(413)	$(4,989)
Undistributed (Over-distribution of) net investment income	(14,117)	13,311	(764)	(14,830)
Accumulated net realized gain (loss)	14,099	(6,598)	1,177	19,819

The tax components of undistributed net ordinary income and net long-term capital gains as of August 31, 2015, the Funds’ tax year end, were as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Undistributed net ordinary income[1]	$422,040	$2,500,398	$2,170,826	$792,898
Undistributed net long-term capital gains	1,659,044	11,197,911	848,211	3,715,180
[1]	Undistributed net ordinary income (on a tax basis) for Strategy Conservative Allocation has not been reduced for the dividend declared on August 28, 2015 and paid on September 1, 2015. Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended August 31, 2015 and August 31, 2014, was designated for purposes of the dividends paid deduction as follows:

2015	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Distributions from net ordinary income[2]	$3,859,970	$17,241,161	$2,983,675	$6,819,932
Distributions from net long-term capital gains[3]	7,071,288	26,755,800	4,451,106	8,848,532

2014	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Distributions from net ordinary income[2]	$3,420,691	$13,579,479	$3,345,679	$6,778,800
Distributions from net long-term capital gains	842,698	12,526,475	807,965	4,285,654
[2]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.
[3]	The Funds designate as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended August 31, 2015.

68	Nuveen Investments

As of August 31, 2015, the Funds’ tax year end, the following Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

Strategy Conservative Allocation[4]
Expiration:
August 31, 2017	$1,049,257
Not subject to expiration	—
Total	$1,049,257
[4]	A portion of Strategy Conservative Allocation’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the Funds’ tax year ended August 31, 2015, Strategy Conservative Allocation utilized $577,011 of its capital loss carryforward.

7. Management Fees and Other Transactions with Affiliates

The annual management fee, payable monthly, for each Fund, is 0.10% of the average daily net assets of each Fund. Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. NAM is compensated for its services to the Funds from the management fees paid to the Adviser.

The Adviser has agreed to waive fees and/or reimburse expenses of each Fund through December 31, 2016, so that total annual Fund operating expenses (excluding acquired fund fees and expenses), as a percentage of average daily net assets, do not exceed 0.50% for Class A Shares, 1.25% for Class C Shares, 0.75% for Class R3 Shares and 0.25% for Class I Shares.

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Sales charges collected (Unaudited)	$90,641	$185,155	$75,784	$166,462
Paid to financial intermediaries (Unaudited)	79,307	163,267	66,963	145,720

The Distributor also received 12b-1 service fees in Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
Commission advances (Unaudited)	$6,870	$45,625	$30,861	$22,990

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on C Shares during the first year following a purchase were retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
12b-1 fees retained (Unaudited)	$7,309	$40,701	$20,562	$30,122

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
CDSC retained (Unaudited)	$544	$4,881	$2,176	$2,499

Nuveen Investments	69

Notes to Financial Statements (continued)

8. Borrowing Arrangements

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), established a 364-day, $2.53 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2016 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, none of the Funds utilized this facility.

9. New Accounting Pronouncement

Financial Accounting Standards Board (“FASB”) Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures

In June 2014, the FASB issued Accounting Standards Update (“ASU”) 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures” (“ASU 2014-11”), that expanded secured borrowing accounting for certain reverse repurchase agreements. ASU 2014-11 also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. ASU 2014-11 is effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. Management is currently evaluating the impact, if any, of ASU 2014-11 on the Funds’ financial statement disclosures.

10. Subsequent Events

Change in Contingent Deferred Sales Charge (CDSC) Schedule

Effective November 1, 2015, shareholders purchasing $1 million or more of Class A Shares at NAV without an up-front sales charge will be assessed a CDSC of 1.00% on any shares redeemed within eighteen months of purchase, unless the redemption is eligible for a CDSC reduction or waiver as specified in the Funds’ statement of additional information.

70	Nuveen Investments

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL 60606 Custodian U.S. Bank National Association Milwaukee, WI 53202	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800)257-8787

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	Strategy Aggressive Growth Allocation	Strategy Balanced Allocation	Strategy Conservative Allocation	Strategy Growth Allocation
% QDI	31%	19%	24%	31%
% DRD	17%	12%	14%	21%

Quarterly Form N-Q Portfolio of Investments Information Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	71

Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Barclays Aggregate Bond Index: The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass through securities and asset-backed securities. These major sectors are subdivided into more specific indexes that are calculated and reported on a regular basis. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Flexible Portfolio Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Flexible Portfolio Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Mixed-Asset Target Allocation Conservative Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mixed-Asset Target Allocation Conservative Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Mixed-Asset Target Allocation Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mixed-Asset Target Allocation Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Mixed-Asset Target Allocation Moderate Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mixed-Asset Target Allocation Moderate Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Morningstar Aggressive Target Risk Index: An index that represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek above-average exposure to equity market risk and returns. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Morningstar Moderate Target Risk Index: An index that represents a portfolio of global equities, bonds, and traditional inflation hedges, such as commodities and TIPS. This portfolio is held in a static allocation of 60% equities and 40% fixed income, which is appropriate for U.S. investors who seek average exposure to equity market risk and returns. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Morningstar Moderately Aggressive Target Risk Index: An index that represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek a slightly above-average exposure to equity market risk and returns. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

72	Nuveen Investments

Morningstar Moderately Conservative Target Risk Index: An index that represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. This portfolio is held in a static allocation appropriate for U.S. investors who seek a slightly below-average exposure to equity market risk and returns. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI Emerging Markets Index: A free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Nuveen Investments	73

Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Directors of each Fund (each, a “Board” and each Director, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and determining whether to continue such Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Following an initial term with respect to each Fund upon its commencement of operations, the Board is required to consider the continuation of the Advisory Agreements on an annual basis pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, at an in-person meeting held on May 11-13, 2015 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.

In preparation for its considerations at the May Meeting, the Board received in advance of the meeting extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, including, among other things, the nature, extent and quality of services provided by the Adviser and Sub-Adviser (the Adviser and Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”); Fund performance including performance assessments against peers and the appropriate benchmark(s); fee and expense information of the Funds compared to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and profitability information of the Fund Advisers as described in further detail below. As part of its annual review, the Board also held a separate meeting on April 14-15, 2015 to review the Funds’ investment performance and consider an analysis by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, and the performance of the Funds, and any significant changes to the foregoing. During the review, the Independent Board Members asked questions of and requested additional information from management.

The Board considered that the evaluation process with respect to the Fund Advisers is an ongoing process that encompassed the information and knowledge gained throughout the year. The Board, acting directly or through its committees, met regularly during the course of the year and received information and considered factors at each meeting that would be relevant to its annual consideration of the Advisory Agreements, including information relating to Fund performance; Fund expenses; investment team evaluations; and valuation, compliance, regulatory and risk matters. In addition to regular reports, the Adviser provided special reports to the Board to enhance the Board’s understanding on topics that impact some or all of the Nuveen funds and the Adviser (such as presentations on risk and stress testing; the new governance, risk and compliance system; cybersecurity developments; Nuveen fund accounting and reporting matters; regulatory developments impacting the investment company industry and the business plans or other matters impacting the Adviser). The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

The Board had created several standing committees including the Open-End Funds Committee and the Closed-End Funds Committee to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These Committees met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

The Board also continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members made site visits to multiple equity and fixed-income investment teams of the Sub-Adviser in June 2014.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. The Independent Board Members also received a memorandum from independent legal counsel outlining the legal standards for their consideration of the proposed continuation of the Advisory Agreements. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and Fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board took into account all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers; (b) the investment performance of the Funds and Fund Advisers; (c) the advisory fees and costs of the

74	Nuveen Investments

services to be provided to the Funds and the profitability of the Fund Advisers; (d) the extent of any economies of scale; (e) any benefits derived by the Fund Advisers from the relationship with the Funds; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreements for each Fund. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to each respective Fund. The Board reviewed information regarding, among other things, each Fund Adviser’s organization and business, the types of services that each Fund Adviser or its affiliates provided to the Funds, the performance record of the Funds (as described in further detail below), and any initiatives that had been undertaken on behalf of the open-end product line. The Board recognized the high quality of services the Adviser had provided to the Funds over the years and the conscientiousness with which the Adviser provided these services. The Board also considered the improved capital structure of Nuveen Investments, Inc. (“Nuveen”) (the parent of the Adviser) following the acquisition of Nuveen by TIAA-CREF in 2014 (the “TIAA-CREF Transaction”).

With respect to the services, the Board noted the Funds were registered investment companies that operated in a regulated industry and considered the myriad of investment management, administrative, compliance, oversight and other services the Adviser provided to manage and operate the Funds. Such services included, among other things: (a) product management (such as analyzing ways to better position a Nuveen fund in the marketplace, setting dividends; maintaining relationships to gain access to distribution platforms; and providing shareholder communications); (b) fund administration (such as preparing tax returns and other tax compliance services, preparing regulatory filings and shareholder reports; managing fund budgets and expenses; overseeing a fund’s various service providers and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of the funds’ sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing the funds’ sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; evaluating brokerage transactions and securities lending, overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; reporting to the Board on various matters including performance, risk and valuation; and participating in fund development, leverage management, and the developing or interpreting of investment policies and parameters).

In its review, the Board considered information highlighting the various initiatives that the Adviser had implemented or continued during the last year to enhance its services to the Nuveen funds. The Board recognized that some of these initiatives are a result of a multi-year process. In reviewing the activities of 2014, the Board recognized the Adviser’s continued focus on fund rationalization for open-end funds through mergers, fund closures or repositioning the funds in seeking to enhance shareholder value, reduce costs, improve performance, eliminate fund overlap and better meet shareholder needs. The Board noted the Adviser’s investment in additional staffing to strengthen and improve its services to the Nuveen funds, including with respect to risk management and valuation. The Board recognized that expanding the depth and range of its risk oversight activities had been a major priority for the Adviser in recent years, and the Adviser continued to add to the risk management team, develop additional risk management programs and create committees or other teams designated to oversee or evaluate certain risks, such as liquidity risk, enterprise risk, investment risk and cybersecurity risk. The Adviser had also continued to add to the valuation team, launched its centralized securities valuation system which is intended to provide for uniform pricing and reporting across the complex as the system continues to develop, continued to refine its valuation analysis and updated related policies and procedures and evaluated and assessed pricing services. The Board considered the Adviser’s ongoing investment in information technology and operations and the various projects of the information technology team to support the continued growth and complexity of the Nuveen funds and increase efficiencies in their operations. The Board also recognized the Adviser’s strong commitment to compliance and reviewed information reflecting the compliance group’s ongoing activities to enhance its compliance system and refine its compliance procedures as well as the Chief Compliance Officer’s report regarding the compliance team, the initiatives the team had undertaken in 2014 and proposed for 2015, the compliance functions and reporting process, the record of compliance with the policies and procedures and its supervision activities of other service providers.

With respect to the open-end fund product line, the Adviser had also, among other things: developed new funds in seeking to enhance the product line; enhanced the reporting to the Board and its committees regarding payments to intermediaries; and continued to explore opportunities for potential funds.

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. In considering the Sub-Advisory Agreements and supplementing its prior knowledge, the Board considered a current report provided by the Adviser

Nuveen Investments	75

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, investment approach, organization and history, and assets under management, and the investment performance of each Fund.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Funds under each respective Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the applicable investment team. The Board reviewed, among other things, each Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2014, as well as performance information reflecting the first quarter of 2015. In its review, the Board noted that it also reviewed Fund performance results at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund would vary depending on when such shareholder invested in the fund, the class held (if multiple classes are offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	Open-end funds offer multiple classes and the performance data provided for open-end funds was based on Class A shares. The performance of the other classes of a fund, however, should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The Board recognized that the funds in the Performance Peer Group may differ somewhat from the Nuveen fund with which it is being compared and due to these differences, performance comparisons between certain of the Nuveen funds and their Performance Peer Groups may be inexact and the relevancy limited. The Board considered that management had classified the Performance Peer Group as low, medium and high in relevancy. The Board took the analysis of the relevancy of the Performance Peer Group into account when considering the comparative performance data. The Board also considered comparative performance of an applicable benchmark. While the Board was cognizant of the relative performance of a Fund’s peer set and/or benchmark(s), the Board evaluated Fund performance in light of the Fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the Fund with its peers and/or benchmarks result in differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted the following with respect to the Funds:

For Nuveen Strategy Conservative Allocation Fund (the “Conservative Allocation Fund”), the Board noted that although the Fund underperformed its benchmark in the three- and five-year periods, the Fund outperformed its benchmark in the one-year period and ranked in its Performance Peer Group in the second quartile in the one-year period and third quartile in the three- and five-year periods.

For Nuveen Strategy Balanced Allocation Fund (the “Balanced Allocation Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the second quartile in the one-, three- and five-year periods, and although the Fund underperformed its benchmark in the five-year period, the Fund outperformed its benchmark in the one- and three-year periods.

For Nuveen Strategy Growth Allocation Fund (the “Growth Allocation Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the third quartile in the one-, three- and five-year periods, and although the Fund underperformed its benchmark in the three- and five-year periods, the Fund outperformed its benchmark in the one-year period.

76	Nuveen Investments

For Nuveen Strategy Aggressive Growth Allocation Fund (the “Aggressive Growth Allocation Fund”), the Board noted that although the Board underperformed its benchmark in the one-, three- and five-year periods, the Fund ranked in its Performance Peer Group in the second quartile in the one- and five-year periods and first quartile in the three-year period.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) and, with respect to open-end funds, to a more focused subset in the Peer Universe (the “Peer Group”), each selected by an independent third-party fund data provider. The Independent Board Members reviewed the methodology regarding the construction of the Peer Universe and Peer Group for each Fund. The Board reviewed, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the average and median fee and expense levels of the Peer Universe and/or Peer Group. The Board noted that the net total expense ratios paid by investors in the Funds were the most representative of an investor’s net experience. The Board Members also considered any fee waivers and/or expense reimbursement arrangements currently in effect for the Funds.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; and differences in services provided can impact the comparative data limiting the usefulness of the data to help make a conclusive assessment of the Funds’ fees and expenses.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules, if any (as described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds had a net expense ratio near or below their peer average. The Independent Board Members recognized that the Balanced Allocation Fund and the Growth Allocation Fund each had a net expense ratio that was slightly higher than the peer average, but a net management fee that was below the peer average (noting that, with respect to the Growth Allocation Fund, there was not a management fee after fee waivers and expense reimbursements for the latest fiscal year). They recognized that the Conservative Allocation Fund and the Aggressive Growth Allocation Fund each had a net management fee that was below the peer average (noting that there was not a management fee after fee waivers and expense reimbursements for the latest fiscal year), and a net expense ratio that was below or in line with the peer average.

The Independent Board Members recognized that the Funds operated as fund-of-funds and the fee and expense arrangement of a fund-of-funds structure differed from that of a traditional fund format. The Independent Board Members noted that, in light of their fund-of-funds structure, the Funds indirectly paid a portion of the expenses incurred by the underlying funds, including their advisory fees. Accordingly, the Independent Board Members reviewed, among other things, the gross and net management fees, the indirect expenses, and total expense ratio (including indirect expenses) of the Funds. In this regard, as indicated above, the Independent Board Members noted that there were no net management fees after fee waivers for the Funds (other than the Balanced Allocation Fund) for the latest fiscal year. With respect to the Balanced Allocation Fund, as indicated above, the Independent Board Members noted such Fund’s net management fee was below its peer average. In addition, the Independent Board Members recognized that many of the underlying funds may be advised by the Adviser and sub-advised by an affiliated person of the Adviser. Accordingly, the Adviser and affiliated sub-advisers may receive advisory fees from the underlying funds in which the Funds invest, and the Funds will indirectly bear their pro rata portion of these fees as well as the other expenses of the underlying funds. In considering the services provided by the Fund Advisers to the Funds and the fee arrangements, the Board determined, however, that the fees were for services in addition to, rather than duplicative of, the services provided under any underlying fund’s advisory contracts.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board considered information regarding the fees a Fund Adviser assessed to the Nuveen funds compared to that of other clients as described in further detail below. With respect to non-municipal funds, such other clients of the Adviser and/or its affiliated sub-advisers may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

Nuveen Investments	77

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

The Board recognized that each Fund had an affiliated sub-adviser and therefore the overall Fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the Sub-Adviser. In reviewing the nature of the services provided by the Adviser, including through its affiliated sub-advisers, the Board considered the range of advisory fee rates for retail and institutional managed accounts advised by Nuveen-affiliated sub-advisers. The Board also reviewed, among other things, the average fee the affiliated sub-advisers assessed such clients as well as the range of fee rates assessed to the different types of clients (such as retail, institutional and wrap accounts as well as non-Nuveen funds) applicable to such sub-advisers.

In reviewing the comparative information, the Board also reviewed information regarding the differences between the Funds and the other clients, including differences in services provided, investment policies, investor profiles, compliance and regulatory requirements and account sizes. The Board recognized the breadth of services necessary to operate a registered investment company (as described above) and that, in general terms, the Adviser provided the administrative and other support services to the Funds and, although the Sub-Adviser may provide some of these services, the Sub-Adviser essentially provided the portfolio management services. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Independent Board Members considered the differences in structure and operations of separately managed accounts and hedge funds from registered funds and noted that the range of day-to-day services was not generally of the breadth required for the registered funds. Many of the additional administrative services provided by the Adviser were not required for institutional clients or funds sub-advised by a Nuveen-affiliated sub-adviser that were offered by other fund groups. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believed such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed, among other things, the adjusted operating margins for Nuveen for the last two calendar years, the revenues, expenses, net income (pre-tax and after-tax) and net revenue margins (pre-tax and after-tax) of Nuveen’s managed fund advisory activities for the last two calendar years, the allocation methodology used by Nuveen in preparing the profitability data and a history of the adjustments to the methodology due to changes in the business over time. The Independent Board Members also reviewed the revenues, expenses, net income (pre-tax and after-tax) and revenue margin (pre-tax and post-tax) of the Adviser and, as described in further detail below, each affiliated sub-adviser for the 2014 calendar year. In reviewing the profitability data, the Independent Board Members noted the subjective nature of cost allocation methodologies used to determine profitability as other reasonable methods could also have been employed but yield different results. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2014. The Independent Board Members recognized that Nuveen’s net revenue margin from advisory activities for 2014 was consistent with 2013. The Independent Board Members also considered the profitability of Nuveen in comparison to the adjusted operating margins of other investment advisers with publicly available data and with comparable assets under management (based on asset size and asset composition) to Nuveen. The Independent Board Members noted that Nuveen’s adjusted operating margins appeared to be reasonable in relation to such other advisers. The Independent Board Members, however, recognized the difficulty of making comparisons of profitability from fund investment advisory contracts as the information is not generally publicly available, the information for the investment advisers that was publicly available may not be representative of the industry and various other factors would impact the profitability data such as differences in services offered, business mix, expense methodology and allocations, capital structure and costs, complex size, and types of funds and other accounts managed.

The Independent Board Members noted this information supplemented the profitability information requested and received during the year and noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes during the year.

The Independent Board Members determined that Nuveen appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds. The Independent Board Members noted the Adviser’s continued expenditures to upgrade its investment technology and increase personnel and recognized the Adviser’s continued commitment to its business to enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. The Independent Board Members also noted that the sub-advisory fees for the Nuveen funds are paid by the Adviser, however, the Board recognized that many of the sub-advisers, including the Sub-Adviser, are affiliated with Nuveen. The Independent Board Members also noted the increased resources and support available to Nuveen as well as an improved capital structure as a result of the TIAA-CREF Transaction.

With respect to the Sub-Adviser, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2014. The Independent Board Members also reviewed profitability analysis reflecting the revenues, expenses and the revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ended December 31, 2014.

78	Nuveen Investments

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser’s and the Sub-Adviser’s level of profitability was reasonable in light of the respective services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized, and the Independent Board Members considered the extent to which the funds benefit from such economies of scale. Although the Independent Board Members recognized that economies of scale are difficult to measure, the Board recognized that one method to help ensure the shareholders share in these benefits is to include breakpoints in the management fee schedule reducing fee rates as asset levels grow. The Independent Board Members noted that, subject to certain exceptions, the management fees of the funds in the Nuveen complex are generally comprised of a fund-level component and complex-level component. Subject to certain exceptions (including the Funds), each component of the management fee for the Nuveen funds generally includes breakpoints to reduce management fee rates of the fund as the fund grows and, as described below, as the Nuveen complex grows. The Independent Board Members noted that the Funds do not have breakpoint schedules given their unique nature.

In addition to fund-specific breakpoint schedules which reduce the fee rates of a particular fund as its assets increase, the Independent Board Members recognized that the Adviser also generally passed on the benefits of economies of scale through the complex-wide fee arrangement which reduced management fee rates as assets in the fund complex reached certain levels, subject to certain exceptions (including the Funds). The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds benefit if these costs were spread over a larger asset base. The Independent Board Members reviewed the breakpoint and complex-wide schedules and the fee reductions achieved as a result of such structures for the Nuveen funds for the 2014 calendar year. Notwithstanding the foregoing, the Independent Board Members noted that the Funds are not assessed a complex-level fee as this is assessed at the Nuveen underlying fund level. The Independent Board Members further recognized that the Funds nevertheless would benefit from reductions in complex-level fees and fund-level fees indirectly as the complex and Nuveen underlying funds reach breakpoint levels and reduce the fees of the Nuveen underlying funds.

Based on their review, the Independent Board Members concluded that the absence of a fund-level breakpoint schedule and a complex-level fee arrangement for the Funds was acceptable.

In addition, the Independent Board Members noted that economies of scale were shared with shareholders of the Funds through the adoption of temporary expense caps. The Independent Board Members further considered that as part of the TIAA-CREF Transaction, Nuveen agreed, for a period of two years from the date of the closing of the TIAA-CREF Transaction, not to increase contractual management fees for any Nuveen fund and, with respect to funds with expense caps, not to raise expense cap levels for such funds from levels in effect at that time or scheduled to go into effect prior to the closing of the TIAA-CREF Transaction. The commitment would not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

E. Indirect Benefits

The Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Funds. In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the Funds’ principal underwriter and may receive compensation therefore from, among other things, sales charges, distribution fees and shareholder services fees (which included fees received pursuant to any 12b-1 plan). The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Funds’ portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from research provided by broker-dealers executing portfolio transactions on behalf of the Funds. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that any research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Funds and shareholders to the extent the research enhanced the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it had to acquire any such research services directly.

Nuveen Investments	79

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

80	Nuveen Investments

Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of trustees of the Funds. The number of directors of the Funds is currently set at eleven. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustee:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine entities; Board Member of Med-America Health System, and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	195
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	195
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since 2012) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	195
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	195

Nuveen Investments	81

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	195
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	195
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	195
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; non-profit board member; former governance consultant; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	195
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	195

82	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Interested Trustee:
William Adams IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Senior Executive Vice President, Global Structured Products (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); Executive Vice President of Nuveen Securities, LLC; President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	195
Thomas S. Schreier, Jr.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; Director of Allina Health and a Member of its Finance, Audit and Investment Committees, formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	195

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	196
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Senior Executive Vice President of Nuveen Investments, Inc.; Executive Vice President, Investment Services of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); Co-Chief Executive Officer (since 2015); previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Chartered Financial Analyst.	196
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	196

Nuveen Investments	83

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	196
Sherri A. Hlavacek 1962 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2015	Executive Vice President (since May 2015, formerly, Managing Director) and Controller of Nuveen Fund Advisors, LLC; Managing Director and Controller of Nuveen Commodities Asset Management, LLC; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Controller of Nuveen Asset Management, LLC; Executive Vice President, Principal Financial Officer (since July 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments, Inc.; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments Advisers Inc. and Nuveen Investments Holdings, Inc.; Managing Director, Chief Financial Officer and Corporate Controller of Nuveen Securities, LLC; Vice President, Controller and Treasurer of NWQ Investment Management Company, LLC; Vice President and Controller of Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Certified Public Accountant.	196
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	196
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC	196
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary, Nuveen Investments, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	196
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	196
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	196

84	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	108

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. Ms. Stringer will retire from the Board as of December 31, 2015. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	“Interested persons” of the Corporation, as defined in the 1940 Act, by reason of their positions with Nuveen and certain of its subsidiaries.
(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	85

Notes

86	Nuveen Investments

Notes

Nuveen Investments	87

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates–Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed more than $220 billion as of September 30, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-FAA-0815D        11037-INV-Y-10/16

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE AUDITOR BILLED TO THE FUNDS

Fiscal Year Ended August 31, 2015	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Strategy Aggressive Growth Allocation Fund	17,359	0	2,680	0
Nuveen Strategy Balanced Allocation Fund	17,366	0	2,681	0
Nuveen Strategy Conservative Allocation Fund	17,355	0	2,680	0
Nuveen Strategy Growth Allocation Fund	17,362	0	2,681	0

Total	$69,442	$0	$10,722	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Strategy Aggressive Growth Allocation Fund	0%	0%	0%	0%
Nuveen Strategy Balanced Allocation Fund	0%	0%	0%	0%
Nuveen Strategy Conservative Allocation Fund	0%	0%	0%	0%
Nuveen Strategy Growth Allocation Fund	0%	0%	0%	0%

Fiscal Year Ended August 31, 2014	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Strategy Aggressive Growth Allocation Fund	16,787	0	3,759	0
Nuveen Strategy Balanced Allocation Fund	16,802	0	5,218	0
Nuveen Strategy Conservative Allocation Fund	16,783	0	3,034	0
Nuveen Strategy Growth Allocation Fund	16,799	0	4,177	0

Total	$67,171	$0	$16,188	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Strategy Aggressive Growth Allocation Fund	0%	0%	0%	0%
Nuveen Strategy Balanced Allocation Fund	0%	0%	0%	0%
Nuveen Strategy Conservative Allocation Fund	0%	0%	0%	0%
Nuveen Strategy Growth Allocation Fund	0%	0%	0%	0%

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
Fiscal Year Ended August 31, 2015	Affiliated Fund Service Providers	Affiliated Fund Service Providers	and Affiliated Fund Service Providers
Nuveen Strategy Funds, Inc.	$0	$0	$0

Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
	Service Providers	Service Providers	Service Providers
	0%	0%	0%

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
Fiscal Year Ended August 31, 2014	Affiliated Fund Service Providers	Affiliated Fund Service Providers	and Affiliated Fund Service Providers
Nuveen Strategy Funds, Inc.	$0	$0	$0

Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
	Service Providers	Service Providers	Service Providers
	0%	0%	0%

		Total Non-Audit Fees
		billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
Fiscal Year Ended August 31, 2015	Total Non-Audit Fees Billed to Trust	operations and financial reporting of the Trust)	Providers (all other engagements)	Total
Fund Name
Nuveen Strategy Aggressive Growth Allocation Fund	2,680	0	0	2,680
Nuveen Strategy Balanced Allocation Fund	2,681	0	0	2,681
Nuveen Strategy Conservative Allocation Fund	2,680	0	0	2,680
Nuveen Strategy Growth Allocation Fund	2,681	0	0	2,681

Total	$10,722	$0	$0	$10,723

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

		Total Non-Audit Fees
		billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
Fiscal Year Ended August 31, 2014	Total Non-Audit Fees Billed to Trust	operations and financial reporting of the Trust)	Providers (all other engagements)	Total
Fund Name
Nuveen Strategy Aggressive Growth Allocation Fund	3,759	0	0	3,759
Nuveen Strategy Balanced Allocation Fund	5,218	0	0	5,218
Nuveen Strategy Conservative Allocation Fund	3,035	0	0	3,035
Nuveen Strategy Growth Allocation Fund	4,177	0	0	4,177

Total	$16,188	$0	$0	$16,188

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

        Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Strategy Funds, Inc.

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: November 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: November 5, 2015

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: November 5, 2015